UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2013

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2013 ANNUAL REPORT

LIFE SERIES FUNDS

December 31, 2013

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 40 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

I’m pleased to send you the First Investors Life Cash Management Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 0.0%. The Fund maintained a $1.00 net asset value per share throughout the year.

Yields on money-market funds and the instruments that they invest in have remained at record lows for the last few years. The Federal Reserve, which has had an extremely accommodative interest-rate policy since late 2008, has indicated a willingness to maintain extraordinarily low short-term interest rates until certain economic conditions improve. Market expectations vary on when this may occur, but it appears that the current policy will basically remain intact through 2014. Despite the returns that money-market funds currently offer, they remain a part of many investment strategies, as evidenced by the nearly 2.7 trillion dollars invested in this yield-challenged product.

First Investors Management Company, Inc. (“FIMCO”), the Fund’s investment advisor, continued to absorb expenses of the Fund and waive management fees in an effort to avoid a negative yield to its shareholders — a strategy that FIMCO expects will be ongoing. As a result, the yield to shareholders should be at or near zero for the foreseeable future.

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2013, and held for the entire six-month period ended December 31, 2013. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.86	$0.36

*	Expenses are equal to the annualized expense ratio of .07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2013

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—67.5%
	Federal Home Loan Bank:
$ 200M	1/8/14	0.04%		$ 199,998
700M	1/15/14	0.07		699,981
575M	1/15/14	0.08		574,982
500M	1/17/14	0.14		499,969
390M	1/22/14	0.05		389,990
500M	1/29/14	0.05		499,981
1,000M	3/14/14	0.09		999,830
700M	4/4/14	0.11		699,801
500M	4/9/14	0.10		499,871
	Freddie Mac:
476M	2/4/14	0.10		475,955
400M	2/11/14	0.09		399,959
250M	3/3/14	0.07		249,970
700M	3/20/14	0.09		699,863
500M	5/14/14	0.11		499,797
Total Value of U.S. Government Agency Obligations (cost $7,389,947)				7,389,947

	CORPORATE NOTES—22.8%
500M	Abbott Laboratories, 3/6/2014 (a)	0.09		499,920
500M	Coca-Cola Co., 2/27/2014 (a)	0.19		499,849
500M	General Electric Capital Corp., 3/12/2014	0.14		499,864
500M	Google, Inc., 2/13/2014 (a)	0.07		499,958
500M	PepsiCo, Inc., 1/6/2014 (a)	0.06		499,996
Total Value of Corporate Notes (cost $2,499,587)				2,499,587

	VARIABLE AND FLOATING RATE NOTES—12.8%
500M	Federal Farm Credit Bank, 3/18/2014	0.13		499,990
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/2030	0.02		400,000
	Valdez, Alaska Marine Terminal Rev.:
200M	Exxon Pipeline Co. Project B 12/1/33	0.02		200,000
300M	Exxon Pipeline Co. Project C 12/1/33	0.02		300,000
Total Value of Variable and Floating Rate Notes (cost $1,399,990)				1,399,990

4

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—12.8%
$1,400M	U.S. Treasury Bills, 3/13/2014
	(cost $1,399,834)		0.06%		$ 1,399,834
Total Value of Investments (cost $12,689,358)**		115.9%			12,689,358
Excess of Liabilities Over Other Assets		(15.9)			(1,737,198)

Net Assets		100.0%			$10,952,160

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodcally; the rates shown are the rates in effect at December 31, 2013.
**	Aggregate cost for federal income tax purposes is the same.
(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$7,389,947	$—	$7,389,947
Corporate Notes	—	2,499,587	—	2,499,587
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	499,990	—	499,990
Municipal Bonds	—	900,000	—	900,000
Short-Term U.S. Government
Obligations	—	1,399,834	—	1,399,834
Total Investments in Securities	$—	$12,689,358	$—	$12,689,358

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

6	See notes to financial statements

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Life Equity Income Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 30.53%, including dividends of 38 cents per share.

2013 was the best return year for the S&P 500 since 1997, with U.S. equity markets outperforming all other asset classes. Consumer discretionary and health care were the top-performing sectors in the S&P 500, while telecom and utilities were the worst performing sectors.

During the year we saw a dramatic move in ten-year Treasuries as the yield moved from a low of 1.63% in early May to a high of 3.03% in late December. This move had a negative effect on high-dividend yielding stocks as they sold off and failed to match the high returns of the rest of the market. As rates move closer to 3%, investors looking for yield can move back to fixed-income assets without the volatility of equities. With a balance of high-dividend growth names in the portfolio to offset our higher-yielding stocks, the fund was able to produce a return of 30.53% even though our style was generally out of favor with the markets.

The Fund’s absolute performance was attributable to positive stock selection in the industrial, consumer discretionary and health-care sectors.

In industrials, recent mega storms increased the need for reliable back-up power for both residential and commercial customers. This benefited companies like Generac, the leader in standby generators, which got a boost after Hurricane Sandy from consumers looking to protect themselves from future power outages. In the past year, the company’s sales grew almost 50%, with earnings growth even higher. Not only has Generac’s stock appreciated over 87% in the past year, but as a shareholder, the Fund received more than $5 per share in special dividends during the period. With standby generators becoming a necessity for homeowners, Generac’s outlook remains positive.

As one of the Fund’s largest positions in industrials, Honeywell gives the Fund a way to participate in worldwide growth in emerging markets at a reasonable valuation. Its aerospace segment is seeing renewed growth with increased plane orders coming from emerging market countries. In automotive, governments are setting higher mandates for fuel efficiency and Honeywell’s turbo chargers are helping car manufacturers meet these stringent requirements.

In the consumer discretionary sector, the Fund’s position in GNC Holdings has been riding a consumer wave of healthy living with its vitamin and supplement business, which continues to grow at a double-digit pace. Given its present level of product

7

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

innovation and overseas growth, GNC should continue to outperform its peers. The stock was up over 77% in 2013.

Delphi Automotive was up over 59% in 2013, as the rebound in North American auto sales coupled with the tremendous growth in cars on the road in China fueled strong revenue and earnings growth. The Fund purchased Delphi shortly after its IPO, and has been rewarded with price appreciation and dividend growth, both key measures that the Fund seeks in an investment.

In health care, the Fund’s strong absolute performance benefited from the merger of Warner Chilcott, which was first purchased by the Fund after it announced a special dividend back in 2012. We purchased more stock after it became clear the company was going to be purchased by bigger rival, Actavis. Warner Chilcott had a 92% return for the Fund in 2013.

On a relative basis, the Fund outperformed its benchmark in the consumer staples, materials and utilities sector.

In consumer staples, Nu Skin, a direct seller of personal care and nutrition products, consistently beat earnings expectations on the back of its emerging market growth. Altria Group also had a strong year, with the company continuing to return cash to shareholders with a 5% dividend yield and a healthy stock buyback program.

In materials, the Fund benefited from the strong performance of Rock-Tenn and International Paper, both big players in corrugated packaging. The industry has been consolidating over the past few years, and pricing has become better as inventory management has improved industry-wide. Earnings and cash flow have improved significantly for both companies as well, and shareholders have been rewarded with bigger dividends and share buybacks.

Both the technology and financial sectors underperformed their peers on a relative basis. Notwithstanding that Google was a top performer in technology and one of the highest weighted stocks in the S&P 500 Index, because Google doesn’t pay a dividend (or plan to in the immediate future) the Fund did not own any. This caused our relative performance to suffer. Likewise, the Fund tends to avoid lower-quality financial stocks, which had a strong year. We like to invest in solid financial companies that have analyzable business models and return cash to shareholders. After the financial crisis, new regulations are making it much harder for companies to return cash to shareholders.

As we look forward, we believe that dividend-paying stocks should be a focus for any investor. These stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s,

8

dividend-paying stocks have outperformed the S&P 500 Index. The Fund is therefore focused on finding those stocks that not only provide yield and stability but provide dividend growth and appreciation.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

9

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,134.10	$4.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.23	$4.02

*	Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

10

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/03 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

11

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2013

Shares		Security	Value

		COMMON STOCKS—95.1%
		Consumer Discretionary—11.9%
7,200		BorgWarner, Inc.	$ 402,552
5,400		CBS Corporation – Class “B”	344,196
28,000		Comcast Corporation – Special Shares “A”	1,396,640
14,600		Delphi Automotive, PLC	877,898
25,400	*	Extended Stay America, Inc.	667,004
28,800		Ford Motor Company	444,384
16,500		GNC Holdings, Inc. – Class “A”	964,425
8,200		Hanesbrands, Inc.	576,214
10,000		Harman International Industries, Inc.	818,500
7,700		Home Depot, Inc.	634,018
8,150		Lowe’s Companies, Inc.	403,833
7,600		McDonald’s Corporation	737,428
16,900		Newell Rubbermaid, Inc.	547,729
22,800	*	Orient-Express Hotels, Ltd. – Class “A”	344,508
34,800		Regal Entertainment Group – Class “A”	676,860
4,600		Staples, Inc.	73,094
14,566		Time Warner, Inc.	1,015,542
2,600		Tupperware Brands Corporation	245,778
7,700		Walt Disney Company	588,280
			11,758,883
		Consumer Staples—10.5%
42,800		Altria Group, Inc.	1,643,092
10,100		Avon Products, Inc.	173,922
9,700		Beam, Inc.	660,182
11,750		Coca-Cola Company	485,392
10,700		ConAgra Foods, Inc.	360,590
16,750		CVS Caremark Corporation	1,198,797
4,600		Dr. Pepper Snapple Group, Inc.	224,112
4,800		Herbalife, Ltd.	377,760
4,200		Kimberly-Clark Corporation	438,732
14,366		Kraft Foods Group, Inc.	774,615
4,400		Nu Skin Enterprises, Inc. – Class “A”	608,168
7,100		PepsiCo, Inc.	588,874
13,200		Philip Morris International, Inc.	1,150,116
11,000	*	Prestige Brands Holdings, Inc.	393,800
10,100		Procter & Gamble Company	822,241
5,300		Wal-Mart Stores, Inc.	417,057
			10,317,450

12

Shares		Security	Value
		Energy—9.8%
14,350		Chevron Corporation	$ 1,792,458
13,200		ConocoPhillips	932,580
11,200		Devon Energy Corporation	692,944
13,300		Ensco, PLC – Class “A”	760,494
10,500		ExxonMobil Corporation	1,062,600
18,500		Marathon Oil Corporation	653,050
5,000		Marathon Petroleum Corporation	458,650
5,400		National Oilwell Varco, Inc.	429,462
16,200		Noble Corporation, PLC	607,014
12,200		Occidental Petroleum Corporation	1,160,220
7,500		Royal Dutch Shell, PLC – Class “A” (ADR)	534,525
14,700		Seadrill, Ltd.	603,876
			9,687,873
		Financials—16.2%
9,600		ACE, Ltd.	993,888
5,400		American Express Company	489,942
2,900		Ameriprise Financial, Inc.	333,645
24,000		Armada Hoffler Properties, Inc. (REIT)	222,720
22,500		Berkshire Hills Bancorp, Inc.	613,575
24,000	*	Brixmor Property Group, Inc. (REIT)	487,920
4,922		Chubb Corporation	475,613
15,600		Discover Financial Services	872,820
40,800		Financial Select Sector SPDR Fund (ETF)	891,888
16,800		FirstMerit Corporation	373,464
7,200		Invesco, Ltd.	262,080
5,500		iShares S&P U.S. Preferred Stock Index Fund (ETF)	202,565
34,200		JPMorgan Chase & Company	2,000,016
2,200		M&T Bank Corporation	256,124
13,500		MetLife, Inc.	727,920
25,900		Oritani Financial Corporation	415,695
9,700		PNC Financial Services Group, Inc.	752,526
13,100		Protective Life Corporation	663,646
25,500		Select Income REIT (REIT)	681,870
44,600		Sterling Bancorp	596,302
8,100		Travelers Companies, Inc.	733,374
17,000		U.S. Bancorp	686,800
20,100		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	370,845
38,000		Wells Fargo & Company	1,725,200
24,000		Westfield Financial, Inc.	179,040
			16,009,478

13

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2013

Shares		Security	Value
		Health Care—12.6%
7,900		Abbott Laboratories	$ 302,807
15,700		AbbVie, Inc.	829,117
5,920	*	Actavis, PLC	994,560
6,500		Baxter International, Inc.	452,075
10,100		Covidien, PLC	687,810
12,350		GlaxoSmithKline, PLC (ADR)	659,367
20,800		Johnson & Johnson	1,905,072
3,960		McKesson Corporation	639,144
35,770		Merck & Company, Inc.	1,790,289
5,900		Novartis AG (ADR)	474,242
10,200		Omnicare, Inc.	615,672
65,585		Pfizer, Inc.	2,008,869
7,400		Thermo Fisher Scientific, Inc.	823,990
7,790		Zoetis, Inc.	254,655

			12,437,669
		Industrials—12.1%
7,050		3M Company	988,762
7,200		A.O. Smith Corporation	388,368
6,411		ADT Corporation	259,453
8,800		Altra Industrial Motion Corporation	301,136
7,200		Chicago Bridge & Iron Company NV – NY Shares	598,608
5,600		Dover Corporation	540,624
5,800		Eaton Corporation, PLC	441,496
7,500		G&K Services, Inc. – Class “A”	466,725
12,900		Generac Holdings, Inc.	730,656
3,100		General Dynamics Corporation	296,205
67,900		General Electric Company	1,903,237
13,500		Honeywell International, Inc.	1,233,495
9,250		ITT Corporation	401,635
6,789		Pentair, Ltd.	527,302
3,600		Snap-On, Inc.	394,272
4,400	*	TAL International Group, Inc.	252,340
14,525		Tyco International, Ltd.	596,106
5,500		United Parcel Service, Inc. – Class “B”	577,940
9,000		United Technologies Corporation	1,024,200
			11,922,560
		Information Technology—10.3%
1,780		Apple, Inc.	998,776
3,800		Automatic Data Processing, Inc.	307,078
10,800		Avago Technologies, Ltd.	571,212

14

Shares	Security	Value
	Information Technology (continued)
55,900	Cisco Systems, Inc.	$ 1,254,955
56,500	Intel Corporation	1,466,740
14,950	Intersil Corporation – Class “A”	171,476
24,500	Mentor Graphics Corporation	589,715
14,700	Methode Electronics, Inc.	502,593
18,900	Microchip Technology, Inc.	845,775
50,350	Microsoft Corporation	1,884,600
9,500	Oracle Corporation	363,470
10,100	QUALCOMM, Inc.	749,925
7,350	TE Connectivity, Ltd.	405,058
		10,111,373
	Materials—3.8%
2,600	Cytec Industries, Inc.	242,216
10,400	Dow Chemical Company	461,760
9,390	DuPont (E.I.) de Nemours & Company	610,068
13,950	Freeport-McMoRan Copper & Gold, Inc.	526,473
8,500	International Paper Company	416,755
10,100	LyondellBasell Industries NV – Class “A”	810,828
2,500	Rock-Tenn Company – Class “A”	262,525
3,200	Westlake Chemical Corporation	390,624
		3,721,249
	Telecommunication Services—3.3%
39,410	AT&T, Inc.	1,385,656
24,000	NTELOS Holdings Corporation	485,520
28,300	Verizon Communications, Inc.	1,390,662
		3,261,838
	Utilities—4.6%
17,700	American Electric Power Company, Inc.	827,298
5,900	Dominion Resources, Inc.	381,671
6,300	Duke Energy Corporation	434,763
6,400	NextEra Energy, Inc.	547,968
19,400	NiSource, Inc.	637,872
12,800	Portland General Electric Company	386,560
20,200	PPL Corporation	607,818
19,400	Vectren Corporation	688,700
		4,512,650

Total Value of Common Stocks (cost $66,025,319)		93,741,023

15

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2013

Shares or
Principal
Amount	Security	Value
	PREFERRED STOCKS—.4%
	Financials
11,400	Digital Realty Trust, Inc., Series G, 5.875%, 2049 (REIT)	$ 206,910
9,000	Urstadt Biddle Properties, Inc., Series F, 7.125%, 2049 (REIT)	207,270
Total Value of Preferred Stocks (cost $507,929)		414,180
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.4%
$ 2,000M	Federal Home Loan Bank, 0.025%, 1/8/2014	1,999,990
1,400M	Freddie Mac, 0.035%, 1/13/2014	1,399,984
Total Value of Short-Term U.S. Government Agency Obligations (cost $3,399,974)		3,399,974
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.0%
1,000M	U.S. Treasury Bills, 0.019%, 2/20/2014 (cost $999,974)	999,974
Total Value of Investments (cost $70,933,196)	99.9%	98,555,151
Other Assets, Less Liabilities	.1	73,266
Net Assets	100.0%	$98,628,417

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

16

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$93,741,023	$—	$—	$93,741,023
Preferred Stocks	414,180	—	—	414,180
Short-Term U.S. Government
Agency Obligations	—	3,399,974	—	3,399,974
Short-Term U.S. Government
Obligations	—	999,974	—	999,974
Total Investments in Securities*	$94,155,203	$4,399,948	$—	$98,555,151

* The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	17

Portfolio Managers’ Letter
FUND FOR INCOME

Dear Investor:

We’re pleased to send you the First Investors Life Fund For Income annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 6.88%, including dividends of 42 cents per share. This return, even fully net of fees and expenses, eclipsed that of the Fund’s market benchmark, the Bank of America Merrill Lynch High Yield Constrained BB/B Rated Index (JUC4).

The High Yield Market

During the first half of the year, U.S. corporate credit markets, led by high yield bonds, generated strong, positive performance despite headwinds like the looming U.S. fiscal cliff, the Cyprus bank crisis and the Italian elections. Starting in late May, however, actions of the U.S. Federal Reserve (“the Fed”) started having a big impact on corporate credit markets that would persist into the back end of the year.

In late May/early June the Fed issued statements about a potential reduction in quantitative easing (“QE”) that resulted in a sell-off of global fixed-income. The global credit markets then rebounded strongly in July, when investors turned back to riskier investments in search of yield. Markets once again dipped in August as investors feared a potential reduction of QE on the back of increasingly strong economic data, but quickly surged ahead in September and October after the Fed made clear that distractions such as the U.S. government debt ceiling talks would keep QE flowing in the near term. Comfortable with Fed assurances, investors particularly favored longer-duration bonds, which can be sensitive to interest-rate increases.

November saw high yield returns stay positive, but on a more muted trajectory through December. A traditionally quiet new issue market near year-end meant that strong demand for bonds, in the absence of new issues, translated into modestly higher prices for the market at large.

The Portfolio

2013 marked an unusual year for U.S. high yield bonds as the market delivered a return within 100 bps (or 1.00%) of the average high yield bond coupon. More typically, the market either widely underperforms or outperforms the coupon rate after accounting for price changes of the bonds. But even in this “coupon-clipping” year, credit selection mattered. The Fund derived its outperformance of similarly-rated credit markets largely from outperformance among credits in the BB credit rating spectrum. From an industry perspective, outperformance was concentrated in energy, wireless telecommunications, chemicals, and utilities — all sectors in which the Fund’s high credit selectivity was rewarded with attractive outperformance.

18

Finally, in a year in which duration — also described as interest-rate sensitivity — mattered a great deal at short-lived inflection points, the Fund outperformed incrementally across every part of the duration spectrum.

Outlook

As we move into 2014, it behooves us to review the key trends of 2013. U.S. high yield generated an attractive, coupon-like return. New issuance in 2013 surpassed 2012’s record. As in the previous year, new issue proceeds were primarily used for lender-friendly refinancing of existing debt, pushing out the debt maturity wall beyond 2016.

Corporate fundamentals remain strong and the default outlook remains benign given the limited refinancing risk facing most companies. Going forward, Fed policy and the future of quantitative easing should remain key drivers of rate movements and fixed-income performance in 2014. We anticipate increased volatility around economic releases and Federal Reserve statements, with downturns potentially representing attractive buying opportunities based on our positive view of credit fundamentals.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

19

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,057.19	$4.61
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

20

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/03 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

21

Portfolio of Investments
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	CORPORATE BONDS—87.4%
	Aerospace/Defense—.5%
$ 475M	Meccanica Holdings USA, Inc., 6.25%, 7/15/2019 (a)	$ 493,135
	Automotive—3.5%
	American Axle & Manufacturing, Inc.:
300M	6.25%, 3/15/2021	320,250
250M	6.625%, 10/15/2022	264,375
300M	Cooper-Standard Automotive, Inc., 8.5%, 5/1/2018	319,125
	General Motors Financial Co., Inc.:
75M	3.25%, 5/15/2018 (a)	75,188
25M	4.25%, 5/15/2023 (a)	23,844
450M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	460,125
375M	Goodyear Tire & Rubber Co., 8.25%, 8/15/2020	420,938
200M	Jaguar Land Rover Automotive, PLC, 8.125%, 5/15/2021 (a)	228,500
375M	Oshkosh Corp., 8.5%, 3/1/2020	416,250
	Schaeffler Finance BV:
400M	8.5%, 2/15/2019 (a)	452,000
325M	4.75%, 5/15/2021 (a)	325,813
		3,306,408
	Building Materials—1.9%
	Building Materials Corp.:
475M	6.875%, 8/15/2018 (a)	507,062
250M	7.5%, 3/15/2020 (a)	271,250
200M	Cemex Finance, LLC, 9.375%, 10/12/2022 (a)	226,500
	Cemex SAB de CV:
200M	9.5%, 6/15/2018 (a)	228,000
200M	5.875%, 3/25/2019 (a)	201,000
300M	Texas Industries, Inc., 9.25%, 8/15/2020	335,625
		1,769,437
	Chemicals—1.8%
400M	Ferro Corp., 7.875%, 8/15/2018	424,000
225M	Huntsman International, LLC, 8.625%, 3/15/2020	250,031
150M	LSB Industries, Inc., 7.75%, 8/1/2019 (a)	158,250
225M	Orion Engineered Carbon Bondco GmbH, 9.625%, 6/15/2018 (a)	249,750
575M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	613,813
		1,695,844

22

Principal
Amount	Security	Value
	Consumer Non-Durables—3.3%
$ 450M	Hanesbrands, Inc., 6.375%, 12/15/2020	$ 493,875
	Levi Strauss & Co.:
350M	7.625%, 5/15/2020	385,875
375M	6.875%, 5/1/2022	414,375
142M	Libbey Glass, Inc., 6.875%, 5/15/2020	154,070
325M	Phillips Van-Heusen Corp., 7.375%, 5/15/2020	359,531
	Reynolds Group Issuer, Inc.:
400M	7.125%, 4/15/2019	428,000
475M	5.75%, 10/15/2020	486,875
	Spectrum Brands Escrow Corp.:
250M	6.375%, 11/15/2020 (a)	267,500
125M	6.625%, 11/15/2022 (a)	133,281
		3,123,382
	Energy—15.1%
	AmeriGas Finance, LLC:
50M	6.75%, 5/20/2020	54,875
175M	7%, 5/20/2022	190,750
	Antero Resources Finance Corp.:
100M	6%, 12/1/2020	105,500
125M	5.375%, 11/1/2021 (a)	126,328
	Atlas Pipeline Partners, LP:
350M	4.75%, 11/15/2021 (a)	322,000
525M	5.875%, 8/1/2023 (a)	502,687
	Basic Energy Services, Inc.:
150M	7.75%, 2/15/2019	157,500
275M	7.75%, 10/15/2022	285,312
	Berry Petroleum Co.:
90M	6.75%, 11/1/2020	93,825
300M	6.375%, 9/15/2022	306,750
	Calumet Specialty Products Partners, LP:
325M	9.625%, 8/1/2020	366,437
75M	7.625%, 1/15/2022 (a)	75,937
	Chesapeake Energy Corp.:
275M	7.25%, 12/15/2018	319,000
100M	6.625%, 8/15/2020	112,250
250M	6.875%, 11/15/2020	283,750
200M	5.75%, 3/15/2023	207,000
100M	Concho Resources, Inc., 5.5%, 4/1/2023	103,500

23

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Energy (continued)
	Consol Energy, Inc.:
$ 125M	8%, 4/1/2017	$ 132,187
625M	8.25%, 4/1/2020	679,687
400M	Crestwood Midstream Partners, LP, 6%, 12/15/2020	414,000
600M	Eagle Rock Energy Partners, LP, 8.375%, 6/1/2019	657,000
375M	El Paso Corp., 6.5%, 9/15/2020	403,996
350M	Energy XXI Gulf Coast, Inc., 7.5%, 12/15/2021 (a)	366,625
415M	Expro Finance Luxembourg SCA, 8.5%, 12/15/2016 (a)	434,712
175M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021 (a)	184,625
450M	Genesis Energy, LP, 7.875%, 12/15/2018	487,125
150M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	159,375
	Kinder Morgan, Inc.:
100M	5%, 2/15/2021 (a)	98,999
225M	5.625%, 11/15/2023 (a)	218,978
	Legacy Reserves, LP:
400M	8%, 12/1/2020 (a)	418,000
225M	6.625%, 12/1/2021 (a)	218,813
	Linn Energy, LLC:
75M	6.5%, 5/15/2019	76,875
225M	7%, 11/1/2019 (a)	228,375
175M	8.625%, 4/15/2020	189,875
300M	7.75%, 2/1/2021	318,750
375M	Memorial Production Partners, LP, 7.625%, 5/1/2021 (a)	387,188
	Newfield Exploration Co.:
50M	7.125%, 5/15/2018	52,050
150M	5.75%, 1/30/2022	155,250
200M	NuStar Logistics, LP, 6.75%, 2/1/2021	207,383
	Offshore Group Investment, Ltd.:
250M	7.5%, 11/1/2019	273,125
150M	7.125%, 4/1/2023	153,750
225M	Pacific Drilling SA, 5.375%, 6/1/2020 (a)	227,250
	Penn Virginia Resource Partners, LP:
275M	8.25%, 4/15/2018	292,875
104M	8.375%, 6/1/2020	115,180
200M	PetroLogistics, LP, 6.25%, 4/1/2020 (a)	201,500
100M	Plains Exploration & Production Co., 6.125%, 6/15/2019	109,432
400M	Rain CII Carbon, LLC, 8.25%, 1/15/2021 (a)	410,000
250M	RKI Exploration and Production, LLC, 8.5%, 8/1/2021 (a)	264,375
500M	Sabine Pass Liquefaction, 6.25%, 3/15/2022 (a)	496,875
150M	Samson Investment Co., 10.5%, 2/15/2020 (a)	164,250
275M	SandRidge Energy, Inc., 7.5%, 2/15/2023	280,500

24

Principal
Amount	Security	Value
	Energy (continued)
	SM Energy Co.:
$ 75M	6.625%, 2/15/2019	$ 80,063
150M	6.5%, 11/15/2021	159,750
150M	6.5%, 1/1/2023	158,063
	Suburban Propane Partners, LP:
274M	7.5%, 10/1/2018	295,235
57M	7.375%, 8/1/2021	62,415
75M	Ultra Petroleum Corp., 5.75%, 12/15/2018 (a)	77,250
425M	Unit Corp., 6.625%, 5/15/2021	450,500
		14,375,657
	Financials—4.0%
	Algeco Scotsman Global Finance, PLC:
200M	8.5%, 10/15/2018 (a)	217,500
200M	10.75%, 10/15/2019 (a)	212,000
	Ally Financial, Inc.:
475M	6.25%, 12/1/2017	531,406
175M	4.75%, 9/10/2018	183,750
700M	8%, 3/15/2020	842,625
100M	CNH Capital, LLC, 6.25%, 11/1/2016	110,875
	International Lease Finance Corp.:
650M	8.75%, 3/15/2017	768,625
100M	6.25%, 5/15/2019	108,750
575M	8.25%, 12/15/2020	674,188
125M	Nielsen Co. (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	127,188
		3,776,907
	Food/Beverage/Tobacco—1.3%
275M	B&G Foods, Inc., 4.625%, 6/1/2021	264,687
400M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	410,000
100M	Chiquita Brands International, Inc., 7.875%, 2/1/2021 (a)	108,500
250M	Darling Escrow Corp., 5.375%, 1/15/2022 (a)(e)	252,187
225M	JBS USA, LLC, 7.25%, 6/1/2021 (a)	235,125
		1,270,499
	Food/Drug—1.3%
375M	BI-LO, LLC, 8.625%, 9/15/2018 (a)	393,750
475M	NBTY, Inc., 9%, 10/1/2018	523,094
275M	Tops Holding Corp., 8.875%, 12/15/2017 (a)	303,531
		1,220,375

25

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Forest Products/Containers—2.8%
$ 400M	Ardagh Packaging Finance, PLC, 7.375%, 10/15/2017 (a)	$ 432,000
	Ball Corp.:
325M	7.375%, 9/1/2019	352,625
150M	4%, 11/15/2023	135,000
325M	Clearwater Paper Corp., 7.125%, 11/1/2018	348,562
250M	CROWN Americas, LLC, 4.5%, 1/15/2023	235,000
300M	Greif, Inc., 7.75%, 8/1/2019	342,000
	Sealed Air Corp.:
175M	8.125%, 9/15/2019 (a)	197,313
165M	8.375%, 9/15/2021 (a)	188,100
420M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	478,800
		2,709,400
	Gaming/Leisure—1.3%
	GLP Capital, LP:
25M	4.375%, 11/1/2018 (a)	25,625
150M	4.875%, 11/1/2020 (a)	150,375
150M	5.375%, 11/1/2023 (a)	148,125
175M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021 (a)	181,891
100M	Nai Entertainment Holdings, LLC, 5%, 8/1/2018 (a)	103,750
450M	National CineMedia, LLC, 7.875%, 7/15/2021	497,250
175M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	171,500
		1,278,516
	Health Care—5.9%
	Aviv Healthcare Properties, LP:
115M	7.75%, 2/15/2019	124,200
100M	6%, 10/15/2021 (a)	102,250
425M	Biomet, Inc., 6.5%, 8/1/2020	448,375
	Community Health Systems, Inc.:
325M	5.125%, 8/15/2018	336,375
175M	8%, 11/15/2019	190,750
325M	7.125%, 7/15/2020	337,594
275M	DaVita, Inc., 6.375%, 11/1/2018	289,266
200M	Endo Finance Co., 5.75%, 1/15/2022 (a)	201,500
150M	Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/2019 (a)	162,750
600M	Genesis Health Ventures, Inc., 9.75%, 6/15/2005 (b)(c)	—

26

Principal
Amount	Security	Value
	Health Care (continued)
	HCA, Inc.:
$ 75M	8%, 10/1/2018	$ 88,781
125M	8.5%, 4/15/2019	132,813
175M	6.5%, 2/15/2020	192,719
25M	7.25%, 9/15/2020	27,313
175M	6.25%, 2/15/2021	183,531
275M	7.75%, 5/15/2021	301,125
300M	7.5%, 2/15/2022	330,000
	HealthSouth Corp.:
100M	8.125%, 2/15/2020	110,125
99M	7.75%, 9/15/2022	108,900
75M	LifePoint Hospitals, Inc., 5.5%, 12/1/2021 (a)	75,469
450M	Tenet Healthcare Corp., 6.75%, 2/1/2020	462,938
325M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	344,500
	Valeant Pharmaceuticals International, Inc.:
200M	6.875%, 12/1/2018 (a)	215,000
500M	6.375%, 10/15/2020 (a)	529,375
175M	5.625%, 12/1/2021 (a)	176,313
150M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	154,125
		5,626,087
	Information Technology—3.3%
	Activision Blizzard, Inc.:
125M	5.625%, 9/15/2021 (a)	129,687
50M	6.125%, 9/15/2023 (a)	52,250
325M	Advanced Micro Devices, Inc., 7.5%, 8/15/2022	316,875
	Audatex North America, Inc.:
325M	6%, 6/15/2021 (a)	342,062
125M	6.125%, 11/1/2023 (a)	129,375
200M	CyrusOne, LP, 6.375%, 11/15/2022	208,000
250M	Denali Borrower, LLC, 5.625%, 10/15/2020 (a)	248,437
275M	Equinix, Inc., 7%, 7/15/2021	301,469
425M	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/2018 (a)	444,125
300M	IAC/InterActiveCorp, 4.875%, 11/30/2018 (a)	308,250
250M	Lender Processing Services, Inc., 5.75%, 4/15/2023	260,000
325M	MEMC Electronic Materials, Inc., 7.75%, 4/1/2019	349,375
		3,089,905

27

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Manufacturing—4.2%
$ 200M	Amsted Industries, 8.125%, 3/15/2018 (a)	$ 211,250
	Bombardier, Inc.:
325M	7.5%, 3/15/2018 (a)	371,312
300M	7.75%, 3/15/2020 (a)	342,000
375M	6.125%, 1/15/2023 (a)	374,062
225M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	229,219
515M	Case New Holland, Inc., 7.875%, 12/1/2017	610,275
325M	Dematic SA, 7.75%, 12/15/2020 (a)	346,937
300M	EDP Finance BV, 6%, 2/2/2018 (a)	322,800
275M	H&E Equipment Services, Inc., 7%, 9/1/2022	301,125
	Rexel SA:
675M	6.125%, 12/15/2019 (a)	708,750
200M	5.25%, 6/15/2020 (a)	202,000
		4,019,730
	Media-Broadcasting—2.2%
325M	Allbritton Communication Co., 8%, 5/15/2018	345,312
	Belo Corp.:
100M	7.75%, 6/1/2027	108,250
25M	7.25%, 9/15/2027	26,062
225M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	239,625
300M	LIN Television Corp., 8.375%, 4/15/2018	318,000
425M	Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	456,875
	Sinclair Television Group, Inc.:
250M	5.375%, 4/1/2021	247,500
125M	6.375%, 11/1/2021 (a)	130,000
	Sirius XM Radio, Inc.:
125M	5.75%, 8/1/2021 (a)	126,875
100M	4.625%, 5/15/2023 (a)	90,750
		2,089,249
	Media-Cable TV—6.1%
	Cablevision Systems Corp.:
300M	8.625%, 9/15/2017	350,250
175M	7.75%, 4/15/2018	196,000
	CCO Holdings, LLC:
250M	7%, 1/15/2019	264,062
175M	7.375%, 6/1/2020	190,312
75M	5.25%, 3/15/2021 (a)	72,000
100M	5.125%, 2/15/2023	93,250
425M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	437,750

28

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	Clear Channel Worldwide Holdings, Inc.:
$ 25M	7.625%, 3/15/2020 Series “A”	$ 26,125
125M	7.625%, 3/15/2020 Series “B”	132,031
150M	6.5%, 11/15/2022 Series “A”	152,812
325M	6.5%, 11/15/2022 Series “B”	333,531
	DISH DBS Corp.:
700M	7.875%, 9/1/2019	803,250
125M	5%, 3/15/2023	117,187
150M	Echostar DBS Corp., 7.125%, 2/1/2016	166,500
400M	Gray Television, Inc., 7.5%, 10/1/2020	427,000
450M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	500,625
225M	Midcontinent Communications Corp., 6.25%, 8/1/2021 (a)	227,813
400M	Nara Cable Funding, Ltd., 8.875%, 12/1/2018 (a)	432,000
	Quebecor Media, Inc.:
251M	7.75%, 3/15/2016	254,765
25M	5.75%, 1/15/2023	24,313
575M	UPC Holding BV, 9.875%, 4/15/2018 (a)	618,125
		5,819,701
	Media-Diversified—1.0%
	Gannett Company, Inc.:
200M	5.125%, 7/15/2020 (a)	203,500
225M	6.375%, 10/15/2023 (a)	233,438
475M	Lamar Media Corp., 7.875%, 4/15/2018	502,906
		939,844
	Metals/Mining—7.7%
550M	Alcoa, Inc., 6.15%, 8/15/2020	593,547
325M	Aleris International, Inc., 7.875%, 11/1/2020	346,937
	ArcelorMittal:
250M	6.125%, 6/1/2018	275,312
575M	10.35%, 6/1/2019	730,250
300M	6.75%, 2/25/2022	327,750
	Arch Coal, Inc.:
50M	7%, 6/15/2019	40,000
325M	7.25%, 10/1/2020	255,125
325M	7.25%, 6/15/2021	250,250
	FMG Resources (August 2006) Property, Ltd.:
125M	6%, 4/1/2017 (a)	133,438
475M	6.875%, 2/1/2018 (a)	501,125
200M	8.25%, 11/1/2019 (a)	225,250
50M	6.875%, 4/1/2022 (a)	54,750

29

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Metals/Mining (continued)
$ 600M	JMC Steel Group, 8.25%, 3/15/2018 (a)	$ 607,500
150M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	170,250
	Novelis, Inc.:
825M	8.375%, 12/15/2017	882,234
175M	8.75%, 12/15/2020	195,563
	Peabody Energy Corp.:
275M	6%, 11/15/2018	294,250
175M	6.5%, 9/15/2020	185,063
375M	6.25%, 11/15/2021	380,625
	Steel Dynamics, Inc.:
175M	6.125%, 8/15/2019	190,313
100M	6.375%, 8/15/2022	108,500
	United States Steel Corp.:
75M	7%, 2/1/2018	81,938
125M	7.375%, 4/1/2020	135,625
100M	7.5%, 3/15/2022	107,000
250M	Wise Metals Group, LLC, 8.75%, 12/15/2018 (a)	264,375
		7,336,970
	Real Estate Investment Trusts—.3%
277M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	306,085
	Retail-General Merchandise—2.6%
100M	Chinos Intermediate Holdings A, Inc., 7.75%, 5/1/2019 (a)	102,500
375M	Landry’s, Inc., 9.375%, 5/1/2020 (a)	410,625
400M	Limited Brands, Inc., 8.5%, 6/15/2019	482,000
275M	Michaels Stores, Inc., 7.75%, 11/1/2018	299,750
600M	Needle Merger Sub Corp., 8.125%, 3/15/2019 (a)	630,750
300M	Party City Holdings, Inc., 8.875%, 8/1/2020	337,500
200M	Sally Holdings, LLC, 6.875%, 11/15/2019	222,000
		2,485,125
	Services—4.6%
	ADT Corp.:
150M	6.25%, 10/15/2021 (a)	157,687
425M	3.5%, 7/15/2022	370,605
75M	4.125%, 6/15/2023	66,690
175M	APX Group, Inc., 6.375%, 12/1/2019	178,500
400M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	428,500
175M	CoreLogic, Inc., 7.25%, 6/1/2021	190,750

30

Principal
Amount	Security	Value
	Services (continued)
	Covanta Holding Corp.:
$ 100M	7.25%, 12/1/2020	$ 109,669
300M	6.375%, 10/1/2022	309,515
100M	Geo Group, Inc., 5.875%, 1/15/2022 (a)	99,625
	Iron Mountain, Inc.:
225M	7.75%, 10/1/2019	252,000
450M	5.75%, 8/15/2024	419,625
400M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	436,000
275M	Monitronics International, Inc., 9.125%, 4/1/2020	292,875
	PHH Corp.:
200M	7.375%, 9/1/2019	214,500
175M	6.375%, 8/15/2021	175,875
375M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	412,500
275M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	291,500
		4,406,416
	Telecommunications—6.0%
	CenturyLink, Inc.:
25M	5.625%, 4/1/2020	25,562
200M	5.8%, 3/15/2022	198,500
175M	6.75%, 12/1/2023	178,062
	Citizens Communications Co.:
725M	7.125%, 3/15/2019	784,812
300M	9%, 8/15/2031	296,250
350M	GCI, Inc., 8.625%, 11/15/2019	373,625
750M	Inmarsat Finance, PLC, 7.375%, 12/1/2017 (a)	783,750
	Intelsat Jackson Holdings SA:
350M	7.25%, 4/1/2019	379,750
150M	8.5%, 11/1/2019	164,250
250M	7.25%, 10/15/2020	274,688
100M	PAETEC Holding Corp., 9.875%, 12/1/2018	112,250
	Sprint Capital Corp.:
375M	6.9%, 5/1/2019	411,563
400M	6.875%, 11/15/2028	379,000
225M	Telesat Canada, 6%, 5/15/2017 (a)	234,844
	Wind Acquisition Finance SA:
200M	11.75%, 7/15/2017 (a)	213,000
200M	7.25%, 2/15/2018 (a)	211,500

31

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Telecommunications (continued)
	Windstream Corp.:
$ 225M	7.875%, 11/1/2017	$ 258,188
325M	7.75%, 10/15/2020	346,531
100M	6.375%, 8/1/2023	94,000
		5,720,125
	Transportation—1.2%
	Aircastle, Ltd.:
75M	4.625%, 12/15/2018	75,750
775M	6.25%, 12/1/2019	834,094
175M	Navios Maritime Holdings, 8.125%, 2/15/2019	180,688
		1,090,532
	Utilities—2.4%
	AES Corp.:
125M	9.75%, 4/15/2016	147,812
100M	8%, 10/15/2017	118,000
100M	7.375%, 7/1/2021	113,250
	Calpine Corp.:
38M	7.875%, 7/31/2020 (a)	41,800
312M	7.5%, 2/15/2021 (a)	342,030
275M	Dynegy, Inc., 5.875%, 6/1/2023 (a)	261,250
144M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	157,658
400M	InterGen NV, 7%, 6/30/2023 (a)	416,000
275M	NRG Energy, Inc., 7.625%, 5/15/2019	292,188
398M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	425,860
		2,315,848
	Waste Management—.3%
275M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	299,750
	Wireless Communications—2.8%
200M	Altice Financing SA, 6.5%, 1/15/2022 (a)	202,500
375M	Intelsat Luxembourg SA, 8.125%, 6/1/2023 (a)	403,594
	MetroPCS Wireless, Inc.:
200M	6.625%, 11/15/2020	212,750
450M	6.25%, 4/1/2021 (a)	468,563
450M	6.625%, 4/1/2023 (a)	466,313

32

Principal
Amount	Security	Value
	Wireless Communications (continued)
	Sprint Nextel Corp.:
$ 100M	9.125%, 3/1/2017	$ 118,000
175M	8.375%, 8/15/2017	203,438
300M	7%, 8/15/2020	326,250
225M	6%, 11/15/2022	220,500
		2,621,908
Total Value of Corporate Bonds (cost $80,590,866)		83,186,835
	LOAN PARTICIPATIONS—7.4%
	Chemicals—.4%
373M	Axalta Coating Systems, Inc., 4.75%, 2/1/2020 (d)	375,502
	Consumer Non-Durables—.1%
104M	Sun Products Corp., 5.5%, 3/15/2020 (d)	98,582
	Energy—.9%
	Drillships Financing Holding, Inc.:
224M	6%, 2/2/2021 (d)	230,048
274M	6%, 3/31/2021 (d)	281,170
125M	Fieldwood Energy, LLC, 8.375%, 9/30/2020 (d)	127,906
225M	Samson Investment Co., 5%, 9/25/2018 (d)	226,219
		865,343
	Financial—.4%
402M	Ocwen Financial Corp., 5%, 1/31/2018 (d)	408,432
	Food/Drug—1.3%
498M	Albertson’s, LLC, 4.75%, 2/20/2016 (d)	500,298
	Rite Aid Corp.:
180M	4.875%, 6/7/2021 (d)	183,195
250M	4.875%, 6/21/2021 (d)	254,438
	Supervalu, Inc.:
298M	5%, 3/21/2019 (d)	300,914
40M	5%, 3/31/2019 (d)	40,026
		1,278,871
	Gaming/Leisure—.2%
224M	Seminole Hard Rock Entertainment, Inc., 3.5%, 4/28/2020 (d)	224,341

33

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

Principal
Amount	Security	Value
	Information Technology—1.0%
$ 299M	ARRIS Group, Inc., 3.5%, 2/7/2020 (d)	$ 298,301
650M	BMC Software Finance, Inc., 5%, 8/9/2020 (d)	653,656
		951,957
	Manufacturing—.9%
382M	Apex Tool Group, LLC, 4.5%, 1/8/2020 (d)	384,788
464M	Gardner Denver, Inc., 4.25%, 7/30/2020 (d)	464,233
		849,021
	Media-Diversified—.9%
150M	Kasima, LLC , 3.25%, 5/14/2021 (d)	150,063
675M	Tribune Co., 4%, 11/20/2020 (d)(e)	671,520
		821,583
	Metals/Mining—.6%
369M	Arch Coal, Inc., 6.25%, 5/16/2018 (d)	364,530
170M	Oxbow Carbon & Minerals, LLC, 8%, 1/18/2020 (d)	173,506
		538,036
	Retail-General Merchandise—.5%
149M	Burger King Corp., 3.75%, 9/27/2019 (d)	149,106
299M	General Nutrition Centers, Inc., 3.25%, 3/4/2019 (d)	299,131
		448,237
	Services—.2%
	Brickman Group Ltd., LLC:
85M	4%, 12/18/2020 (d)(e)	85,531
65M	7.5%, 12/17/2021 (d)(e)	66,609
		152,140

Total Value of Loan Participations (cost $6,951,290)		7,012,045

34

Principal
Amount
or Shares		Security		Value
		PASS THROUGH CERTIFICATES—.2%
		Transportation
$ 200M		American Airlines, Series “B” PTT,
		5.6%, 7/15/2020 (cost $200,000) (a)		$ 202,000
		COMMON STOCKS—.0%
		Telecommunications
5,970	*	World Access, Inc. (cost $97,360) (b)		—

Total Value of Investments (cost $87,839,516)			95.0%	90,400,880
Other Assets, Less Liabilities			5.0	4,787,441

Net Assets			100.0%	$95,188,321

*	Non-income producing

Summary of Abbreviations:

PTT Pass Through Trust

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	Securities valued at fair value (see Note 1A).

(c)	In default as to principal and/or interest payment

(d)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at December 31, 2013.

(e)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

35

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2013

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$83,186,835	$—	$83,186,835
Loan Participations	—	7,012,045	—	7,012,045
Pass Through Certificates	—	202,000	—	202,000
Common Stocks	—	—	—	—
Total Investments in Securities*	$—	$90,400,880	$—	$90,400,880

* The Portfolio of Investments provides information on the industry categorization for corporate bonds, loan participations, pass through certificates and common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

	Investments	Investments
	in Corporate	in Common
	Bonds	Stocks	Total
Balance, December 31, 2012	$375	$—	$375
Purchases	—	—	—
Sales	—	—	—
Change in unrealized
appreciation (depreciation)	(375)	—	(375)
Realized gain (loss)	—	—	—
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Balance, December 31, 2013	$—	$—	$—

The following is a summary of Level 3 inputs by industry:
Health Care	$—
Telecommunications	—
$—

36

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Impact to
	Fair Value				Valuation from
	December 31,	Valuation	Unobservable		a Decrease
	2013	Methodologies	Input(s)(1)	Range	in Input(2)

Corporate Bonds	$—	Market	Probability of	100%	Increase
		Comparables	Bankruptcy

Common Stocks	$—	Market	Probability of	100%	Increase
		Comparables	Bankruptcy

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities.
Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the unobservable input would have the opposite effect.

See notes to financial statements	37

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

We’re pleased to send you the First Investors Life Government Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was –2.47%, including dividends of 27 cents per share.

For 2013, the broad bond market returned –2.2%, according to Bank of America Merrill Lynch, its worst year since 1994. The market’s performance resulted from a substantial increase in long-term interest rates from historically low levels caused by the Federal Reserve’s (the “Fed’s”) decision to begin to taper — or slow — its bond-buying program due to an improved economic outlook.

In particular, the housing market rebounded strongly during the year and the U.S. unemployment rate fell from 7.9% to 6.7%. The benchmark ten-year Treasury-note yield rose from 1.76% to 3.03%, ending 2013 at its highest level in two-and-a-half years. In contrast, short-term interest rates remained very low due to the Fed’s commitment to maintain the federal funds rate close to zero. Consequently, the two-year Treasury-note yield moved from 0.25% to 0.38% year-over-year.

Within the fixed-income market, lower-quality and shorter-maturity bonds tended to outperform higher-quality and longer-maturity bonds. In particular, corporate bond spreads tightened substantially during the year. This contributed to positive returns of 7.4% and 5.7% for high-yield bonds and floating rate securities, respectively.

Tighter spreads also helped investment-grade corporate bonds offset part of the impact of higher interest rates, resulting in a return for the sector of –1.5%. In contrast, and reflecting the large move higher in interest rates, the broad Treasury market lost 3.4% and 10+ year Treasuries lost 12.4%. Mortgage-backed securities returned –1.4% as spreads widened in response to the Fed’s decision to taper its bond-buying program, including mortgage-backed bonds.

Within the mortgage-backed securities market, 30-year Ginnie Mae mortgage-backed securities had total returns of –2.10% and 30-year Fannie Mae mortgage-backed securities returned –1.34%. Lower coupon agency mortgage-backed securities returned –3.5% as investors shunned them in favor of higher coupon mortgages, which were less sensitive to changes in interest rates.

The Fund outperformed its benchmark, the Citigroup U.S. Government/Mortgage Index, after adjusting for expenses. During 2013, the Fund had the following average allocations: agency mortgage-backed securities (59.8%), U.S. agency securities (31.3%), U.S. Treasury notes (6.6%), agency commercial mortgage-backed securities (1.4%), and cash (0.9%). The Fund’s outperformance versus its peers was primarily attributable to the Fund’s overweight in agency mortgage-backed securities and

38

underweight in Treasuries, particularly longer maturity Treasuries. Additionally, the Fund benefited from its underweight in lower coupon agency mortgage-backed securities and overweight in higher coupon agency mortgage-backed securities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

39

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,000.00	$3.93
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.28	$3.97

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

40

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/03 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (2.62%), 2.60% and 3.55%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

41

Portfolio of Investments
GOVERNMENT FUND
December 31, 2013

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—52.9%
	Fannie Mae—25.2%
$1,813M	2.5%, 9/1/2023 – 11/1/2027	$ 1,840,255
1,587M	3%, 7/1/2021 – 10/1/2027	1,633,657
820M	3.5%, 4/1/2033 – 5/1/2033	835,010
1,355M	4%, 1/16/2029 – 1/1/2041 (a)	1,422,993
566M	4.5%, 11/1/2040 – 8/1/2041	601,523
269M	5%, 4/1/2040	293,066
693M	5.5%, 7/1/2034 – 10/1/2039	768,346
183M	9%, 11/1/2026	213,327
55M	11%, 10/1/2015	58,111
		7,666,288
	Freddie Mac—3.9%
447M	2.5%, 1/1/2028	444,015
732M	4%, 11/1/2040 – 12/1/2040	759,798
		1,203,813
	Government National Mortgage Association I
	Program—23.8%
946M	4%, 11/15/2025 – 8/15/2041	999,190
1,760M	4.5%, 12/15/2039 – 6/15/2040	1,895,235
2,933M	5%, 6/15/2033 – 6/15/2040	3,220,248
815M	5.5%, 2/15/2033 – 11/15/2038	912,017
198M	6%, 11/15/2032 – 4/15/2036	221,235
		7,247,925
Total Value of Residential Mortgage-Backed Securities (cost $15,970,972)		16,118,026

42

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—28.3%
$3,500M	Fannie Mae, 1.625%, 11/27/2018	$ 3,474,874
	Federal Farm Credit Bank:
1,000M	4.875%, 1/17/2017	1,121,839
300M	2.79%, 11/12/2020	297,007
1,250M	Federal Home Loan Bank, 5.375%, 5/18/2016	1,392,476
	Freddie Mac:
300M	0.875%, 3/7/2018	291,714
1,000M	1.25%, 8/1/2019	953,175
1,000M	Tennessee Valley Authority, 4.5%, 4/1/2018	1,110,648
Total Value of U.S. Government Agency Obligations (cost $8,769,416)		8,641,733
	U.S. GOVERNMENT OBLIGATIONS—10.8%
328M	FDA Queens, LP, 6.99%, 6/15/2017 (b)	354,590
	U.S. Treasury Notes:
1,750M	1.25%, 10/31/2018	1,715,889
1,250M	1.25%, 11/30/2018	1,223,340
Total Value of U.S. Government Obligations (cost $3,347,949)		3,293,819
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—1.6%
	Federal Home Loan Mortgage Corporation
500M	Multifamily Structured Pass Through, 2.13%, 1/25/2019
	(cost $517,266)	498,543
	CORPORATE BONDS—1.5%
	Financials
468M	Excalibur One 77B, LLC, 1.491%, 1/1/2025 (cost $466,121)	442,298
Total Value of Investments (cost $29,071,724)	95.1%	28,994,419
Other Assets, Less Liabilities	4.9	1,488,261
Net Assets	100.0%	$30,482,680

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

43

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$16,118,026	$—	$16,118,026
U.S. Government Agency
Obligations	—	8,641,733	—	8,641,733
U.S. Government Obligations	—	3,293,819	—	3,293,819
Commercial Mortgage-Backed
Securities	—	498,543	—	498,543
Corporate Bonds	—	442,298	—	442,298
Total Investments in Securities	$—	$28,994,419	$—	$28,994,419

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

44	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Life Growth & Income Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 38.06%, including dividends of 61 cents per share.

During the year under review, strong equity performance and the market rally were driven by a combination of slow-but-gradually-improving economic conditions, accommodative monetary policy from the Federal Reserve (“the Fed”), low volatility and improving corporate fundamentals.

Investor sentiment also improved, with stocks benefitting from a positive re-rating of market-valuation metrics toward more normalized historical levels, which erased the bearish views toward stocks that prevailed after the 2008–2009 market correction.

Despite numerous challenges throughout the year — including worries over whether or not the Fed would “taper” its bond buying stimulus of the economy; disagreements between President Obama and the U.S. Congress on government budget and spending matters; and geopolitical conflicts around the globe — equity markets remained resilient and investors’ restored confidence barely wavered.

This year’s market results were broadly positive overall, with all U.S. market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Small and mid-cap stocks flourished as investors felt comfortable adding more risk to their portfolios. Companies with the ability to pay and raise dividends and execute share repurchases of their own stocks were also rewarded. Mergers and acquisitions also continued to drive strong performance.

These conditions produced a solid year for the Fund, which continued to invest across all market capitalization segments, allocating 69% of its holdings to large cap stocks, 16% to midcap stocks and 15% to small-cap stocks (ranges defined by Lipper) as of period end. The Fund, as is its practice, sought to be fully invested throughout the year, maintaining minimal cash positions.

All segments produced positive returns, with the large-cap segment slightly exceeding the benchmark and small- and mid-cap segments outperforming strongly. Results were also buoyed by the Fund’s stock selection within consumer staples, industrials, basic materials, consumer discretionary and healthcare — all sectors in which the Fund was overweighted relative to the benchmark. The worst relative performing sector was financials.

45

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

In consumer staples good stock selection and an overweighting of the sector added to the Fund’s strong relative performance for the year. Nu Skin Enterprises had an impressive year, as the stock was up over 270% in 2013. The company reported a series of earnings and guidance increases driven by accelerated distributor momentum and the launch of a new weight-management product that greatly exceeded expectations.

Also in the consumer staples area, Herbalife had a great year for the Fund as well, with the stock up over 138%. The company posted a series of strong revenue and earnings growth quarters driven by robust core business fundamentals and the anticipation of some substantially accretive capital deployment. The stock also benefited from a significant short position at the beginning of the year by a high-profile investor, which turned into a short squeeze when results were better than expected, exacerbating the positive returns. The Fund also benefited from strong performance out of CVS as the drugstore chain utilized its strong free cash-flow to return a significant amount of capital to shareholders while also restructuring its integrated retail/pharmacy business.

In industrials, 3M, the diversified industrial company, delivered solid earnings throughout the year and also gave an upbeat outlook for growth in 2014, as many of the headwinds that the company had been facing are finally starting to recede. Generac, the maker of backup generators, again rewarded its shareholders this past year with strong earnings growth and a $5 special dividend as the company continued to benefit from the effects of Hurricane Sandy, which drove demand for standby generators and awareness for the need to have backup power solutions. TAL International was another solid performer for the Fund as the stock was up over 57% in 2013. Despite slowing container market fundamentals, TAL continued to put-up record earnings in 2013. These earnings, combined with a very high dividend yield, drove the stock to all-time highs.

In materials, LyondellBasell, the chemical and polymer maker, was up 40% having delivered consistent, near-record profitability all year as the company benefited from its de-bottlenecking efforts and the continued low-cost of ethanol feedstock. Rock-Tenn, the containerboard manufacturer, was up more than 50% as strong box prices and additional cost synergies from an M&A transaction led to strong earnings growth and cash generation. The Fund also benefited from strong performance out of International Paper, a manufacturer of containerboard and paper products, which also profited from strong containerboard prices and additional synergies from its Temple-Inland acquisition.

In consumer discretionary, Best Buy was up more than 236% for the year as management continued to execute on its turnaround plan that looks to boost cash flow, gross margins, comparable store sales and significantly cut costs. CBS was up 67% as the company announced that it would be unlocking value by converting CBS’

46

outdoor advertising division into a Real Estate Investment Trust. GNC Holdings, the retailer of health and wellness products, was up more than 75% as its new gold loyalty card drove upside to earnings and projected earnings in 2014. The Fund also benefited from significant investment in Tier 1 auto suppliers as Delphi Automotive, BorgWarner, Harman International, TRW Automotive, and Lear Corp. all contributed to the Fund’s performance.

In health care, top holding Gilead Science delivered strong core business growth and received FDA approval for its potential blockbuster next-generation hepatitis C drug. Another name, Thermo Fisher, announced the acquisition of Life Technologies, which expands its presence in high-growth markets and provides the opportunity for meaningful synergies and earnings accretion. The Fund also benefited from strong performance out of Actavis as that company completed the acquisition of Warner Chilcott (also a Fund position), which brought significant cost, sales, and tax synergies.

On a relative basis, the Fund performed well, outperforming its benchmark. It did underperform the S&P 500 within the financial sector, where the Fund remains underweight. With seemingly no end to quantitative easing and increased costs from greater regulation now looking permanent, financial-sector profits and growth prospects remain anemic, impacting these companies’ ability to raise dividends and repurchase stock.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

47

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,184.74	$4.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.23	$4.02

*	Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

48

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/03 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

49

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—99.6%
		Consumer Discretionary—16.4%
20,000	*	ARAMARK Holdings Corporation	$ 524,400
110,600		Best Buy Company, Inc.	4,410,728
69,600		BorgWarner, Inc.	3,891,336
116,100		CBS Corporation – Class “B”	7,400,214
45,100		Dana Holding Corporation	884,862
82,600		Delphi Automotive, PLC	4,966,738
114,800	*	Express, Inc.	2,143,316
1,700	*	Extended Stay America, Inc.	44,642
136,900		Ford Motor Company	2,112,367
102,900		GNC Holdings, Inc. – Class “A”	6,014,505
57,500		Harman International Industries, Inc.	4,706,375
50,100		Home Depot, Inc.	4,125,234
68,800	*	Jarden Corporation	4,220,880
85,600		L Brands, Inc.	5,294,360
35,600		Lear Corporation	2,882,532
27,000		McDonald’s Corporation	2,619,810
88,300		Newell Rubbermaid, Inc.	2,861,803
83,500	*	Orient-Express Hotels, Ltd. – Class “A”	1,261,685
12,800		Penske Automotive Group, Inc.	603,648
122,700		Pier 1 Imports, Inc.	2,831,916
37,298	*	Steiner Leisure, Ltd.	1,834,689
34,200	*	TRW Automotive Holdings Corporation	2,544,138
23,500		Tupperware Brands Corporation	2,221,455
1,400	*	Vince Holding Corporation	42,938
43,500		Walt Disney Company	3,323,400
57,000		Wyndham Worldwide Corporation	4,200,330
			77,968,301
		Consumer Staples—9.9%
116,000		Altria Group, Inc.	4,453,240
94,400	*	Amira Nature Foods, Ltd.	1,487,744
67,500		Avon Products, Inc.	1,162,350
116,778		Coca-Cola Company	4,824,099
78,700		CVS Caremark Corporation	5,632,559
50,700		Herbalife, Ltd.	3,990,090
67,400		Nu Skin Enterprises, Inc. – Class “A”	9,316,028
35,000		PepsiCo, Inc.	2,902,900

50

Shares		Security	Value

		Consumer Staples (continued)
74,300		Philip Morris International, Inc.	$ 6,473,759
37,313		Procter & Gamble Company	3,037,651
43,350		Wal-Mart Stores, Inc.	3,411,211
			46,691,631
		Energy—11.0%
38,400		Anadarko Petroleum Corporation	3,045,888
39,600		Chevron Corporation	4,946,436
62,100		ConocoPhillips	4,387,365
66,700		Devon Energy Corporation	4,126,729
61,000		Ensco, PLC – Class “A”	3,487,980
65,011		ExxonMobil Corporation	6,579,113
9,000		Hess Corporation	747,000
96,022		Marathon Oil Corporation	3,389,577
39,611		Marathon Petroleum Corporation	3,633,517
39,550		National Oilwell Varco, Inc.	3,145,412
131,500		Noble Corporation, PLC	4,927,305
27,200		Occidental Petroleum Corporation	2,586,720
31,050		Phillips 66	2,394,887
13,700		Schlumberger, Ltd.	1,234,507
96,907		Suncor Energy, Inc.	3,396,590
			52,029,026
		Financials—9.5%
62,506		American Express Company	5,671,169
38,200		Ameriprise Financial, Inc.	4,394,910
35,500		Armada Hoffler Properties, Inc. (REIT)	329,440
125,400	*	Brixmor Property Group, Inc. (REIT)	2,549,382
74,743		Discover Financial Services	4,181,871
26,600		Financial Select Sector SPDR Fund (ETF)	581,476
61,100		FirstMerit Corporation	1,358,253
52,100	*	Health Insurance Innovations, Inc. – Class “A”	526,731
23,500		Invesco, Ltd.	855,400
107,088		JPMorgan Chase & Company	6,262,506
10,800		M&T Bank Corporation	1,257,336
27,600		MetLife, Inc.	1,488,192
27,000		Morgan Stanley	846,720
45,000		PNC Financial Services Group, Inc.	3,491,100

51

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2013

Shares		Security	Value
		Financials (continued)
27,000		SPDR S&P Regional Banking (ETF)	$ 1,096,470
96,979		Sunstone Hotel Investors, Inc. (REIT)	1,299,519
98,000		U.S. Bancorp	3,959,200
106,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	1,970,460
63,967		Wells Fargo & Company	2,904,102
			45,024,237
		Health Care—14.1%
111,200		Abbott Laboratories	4,262,296
63,900		AbbVie, Inc.	3,374,559
40,400	*	Actavis, PLC	6,787,200
37,330		Baxter International, Inc.	2,596,302
20,300		Covidien, PLC	1,382,430
54,322	*	Express Scripts Holding Company	3,815,577
110,400	*	Gilead Sciences, Inc.	8,296,560
73,075		Johnson & Johnson	6,692,939
2,612	*	Mallinckrodt, PLC	136,503
27,500		McKesson Corporation	4,438,500
89,643		Merck & Company, Inc.	4,486,632
41,800		Omnicare, Inc.	2,523,048
223,893		Pfizer, Inc.	6,857,843
27,000	*	Salix Pharmaceuticals, Ltd.	2,428,380
70,343		Thermo Fisher Scientific, Inc.	7,832,693
29,572		Zoetis, Inc.	966,709
			66,878,171
		Industrials—13.3%
47,794		3M Company	6,703,109
22,400		ADT Corporation	906,528
67,800		Altra Industrial Motion Corporation	2,320,116
35,100	*	Armstrong World Industries, Inc.	2,022,111
29,000		Caterpillar, Inc.	2,633,490
49,537		Chicago Bridge & Iron Company NV – NY Shares	4,118,506
43,200		Dover Corporation	4,170,528
74,200		Generac Holdings, Inc.	4,202,688
104,196		General Electric Company	2,920,614
57,900		Honeywell International, Inc.	5,290,323
32,600		ITT Corporation	1,415,492
5,600		Lockheed Martin Corporation	832,496
40,496		Pentair, Ltd.	3,145,324
9,800		Raytheon Company	888,860

52

Shares		Security	Value
		Industrials (continued)
39,600		Ryder System, Inc.	$ 2,921,688
27,000		Snap-on, Inc.	2,957,040
62,400	*	TAL International Group, Inc.	3,578,640
29,800		Textainer Group Holdings, Ltd.	1,198,556
54,000		Textron, Inc.	1,985,040
101,200		Tyco International, Ltd.	4,153,248
43,000		United Technologies Corporation	4,893,400
			63,257,797
		Information Technology—18.1%
13,650		Apple, Inc.	7,659,152
96,300	*	ARRIS Group, Inc.	2,346,349
88,300		Avago Technologies, Ltd.	4,670,187
68,700	*	Blackhawk Network Holdings, Inc.	1,735,362
71,325		CDW Corporation	1,666,152
234,900		Cisco Systems, Inc.	5,273,505
27,200	*	eBay, Inc.	1,493,008
222,300		EMC Corporation	5,590,845
113,000		Hewlett-Packard Company	3,161,740
160,000		Intel Corporation	4,153,600
42,129		International Business Machines Corporation	7,902,137
117,900		Intersil Corporation – Class “A”	1,352,313
160,200		Mentor Graphics Corporation	3,856,014
237,000		Microsoft Corporation	8,870,910
78,200	*	NeuStar, Inc. – Class “A”	3,899,052
95,000		Oracle Corporation	3,634,700
40,700	*	PTC, Inc.	1,440,373
84,088		QUALCOMM, Inc.	6,243,534
123,160		Symantec Corporation	2,904,113
135,700	*	Take-Two Interactive Software, Inc.	2,357,109
61,100		TE Connectivity, Ltd.	3,367,221
57,000	*	Yahoo!, Inc.	2,305,080
			85,882,456
		Materials—5.2%
43,300		Celanese Corporation – Series “A”	2,394,923
35,100		Cytec Industries, Inc.	3,269,916
117,340		Freeport-McMoRan Copper & Gold, Inc.	4,428,412
66,500		International Paper Company	3,260,495
59,700		LyondellBasell Industries NV – Class “A”	4,792,716

53

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2013

Shares or
Principal
Amount	Security		Value
	Materials (continued)
11,200	Praxair, Inc.		$ 1,456,336
35,700	Rock-Tenn Company – Class “A”		3,748,857
36,750	RPM International, Inc.		1,525,492
			24,877,147
	Telecommunication Services—2.0%
117,500	AT&T, Inc.		4,131,300
108,100	Verizon Communications, Inc.		5,312,034
			9,443,334
	Utilities—.1%
13,826	Atmos Energy Corporation		627,977
Total Value of Common Stocks (cost $270,609,695)			472,680,077
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.2%
$1,000M	U.S. Treasury Bills, 0.019%, 2/20/2014 (cost $999,973)		999,973
Total Value of Investments (cost $271,609,668)		99.8%	473,680,050
Other Assets, Less Liabilities		.2	742,544
Net Assets		100.0%	$474,422,594

*	Non-income producing

Summary of Abbreviations:
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

54

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$472,680,077	$—	$—	$472,680,077
Short-Term U.S. Government
Obligations	—	999,973	—	999,973
Total Investments in Securities*	$472,680,077	$999,973	$—	$473,680,050

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	55

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

I’m pleased to send you the First Investors Life International Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 6.77%, including dividends of 27 cents per share.

From May 2013 onwards, global benchmarks were driven by a strong “risk-on” bull-market rally in the developed markets (“DM”). This was supported by significant central bank intervention in the U.S. and Japan, and Europe managing to hold the euro together with stability helped by the re-election of German Chancellor Angela Merkel. During the year, several emerging market (“EM”) countries saw a slowdown in their growth outlook after a good run for a range of different reasons. As funds flowed towards the DM, a number of EM currencies fell sharply against the U.S. dollar over the year.

Bullish sentiment towards the DM has been driven by strong U.S. employment numbers and an initial recovery in the housing market, minimal blow-ups in Europe and the aggressive monetary program in Japan that depressed the yen and lifted consumer confidence, at least for now. The U.S. has benefited from both a positive outlook reflected in the Fed’s decision to start pulling back on its quantitative easing program while simultaneously benefiting from the aggressive new investment into the market.

During the year, the weakest emerging market currencies hailed from countries in need of foreign investment to cover high current account deficits (“CAD”) relative to GDP. As a result of the sell-off, central banks across the EM raised rates to attract/hold investors and some governments took measures to cut their CAD — notably India.

The Indian rupee, which recovered considerable ground from its trough, was important to our performance over the past year due to the Fund’s exposure to a number of companies with significant business in India. The combination of a weaker rupee and government measures taken to reduce imports have resulted in the CAD falling to US $5 billion in the third quarter (July/September) of 2013 (latest reported by year end) from US$21 billion in the same quarter of 2012. Reasons for this change and more recent positive sentiment towards the rupee include:

1. The rupee fell 12.4% against the U.S. dollar in 2013 — a cumulative fall of 38% over 30 months to year-end, 2013. This benefited Indian exports, which rose 12% in the July/September quarter, driven by textiles, leather and chemicals.

2. Imports (July/September 2013) fell 5%, primarily due to a US$3.9 billion fall in gold imports resulting from an increase in the gold import tax from 2% to 10% at the beginning of 2013.

56

3. Confidence in Raghuram Rajan, the new governor at RBI, the central bank.

India’s central bank’s move to stem the rupee’s fall has proven successful, prompting a sharp fall in the CAD. However, the Indian economy is slowing and inflation has remained stubbornly high due to the price of food. With food inflation diminishing consumers’ ability to pay for discretionary goods such as motor bikes and refrigerators, the economy has slowed, and interest rates remain high.

India has national elections coming up in 2014. The early signals point to a change of government from Congress to a Bharatiya Janata Party (“BJP”)-led coalition headed by Gujarat Chief Minister Narendra Modi. This was illustrated by the Delhi State election that took place in November. Congress fell from the governing power with 43 of the state’s 70 seats to just eight. BJP took 31 seats followed by a new anti-corruption party with 28. We believe change is needed and that a move to BJP, particularly if accompanied by a strong win in terms of seats, would provide much needed momentum to the reforms India needs to continue building the foundations needed for growth — such as infrastructure, electricity and refrigerated distribution and storage.

In our view, the market may be getting ahead of itself in assuming that a strong European recovery is around the corner. Since the summer of 2012 — when many commentators were predicting the break-up of the euro — the sentiment has swung to the other extreme. Discussions of the system’s structural flaws, such as high unemployment in the periphery, German reliance on exports to Asia and arguably inappropriate monetary policy elsewhere, seem to have stopped. While the “muddling through” scenario seems the most likely for the eurozone, it will probably come at the cost of slower growth for an extended period.

It’s important to keep in mind that the likely structural growth potential of the eurozone is around 1.5% real GDP growth. This means that, in the absence of major shocks (such as the disintegration of the euro), the region’s output should expand at an average pace that’s less than one-third of the real rate at which India is expected to grow over the next decade.

Across Europe, we continue to invest in a number of leading global franchises with strong operations capable of taking advantage of demand growth across the EM but also benefiting from a stable and strong home market, depth of product knowledge, strong brand awareness and solid management.

For the year, relative performance was negatively affected by our out-of-index exposure to India and stock selection in the United Kingdom. The Fund’s stock selection in Energy, combined with its underweight to the sector, helped relative performance for the year, while our selection of Financials and Materials stocks detracted.

57

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Taking a step back, we find it helpful to revisit constantly the foundations on which we invest. Our investment philosophy is built on the premise that long-term returns, which many of us will need to retire on, are driven by the underlying profit growth of the companies we invest in. We believe an important driver of growth into the future will be derived from the creation of wealth and national assets across the EM.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

58

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,068.94	$4.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.52	$4.74

*	Expenses are equal to the annualized expense ratio of .93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

59

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/03 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13. The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value.

The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

60

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—96.0%
		United Kingdom—23.2%
173,988		Barratt Developments, PLC	$ 1,005,711
130,543		British American Tobacco, PLC	7,000,981
111,667		Diageo, PLC	3,698,991
139,159		Domino’s Pizza Group, PLC	1,182,380
132,373		Fresnillo, PLC	1,634,465
254,029		HSBC Holdings, PLC	2,786,964
3,325		Intertek Group, PLC	173,362
85,728	*	Persimmon, PLC	1,759,229
20,713		Reckitt Benckiser Group, PLC	1,644,292
125,122	*	Rolls-Royce Holdings, PLC	2,642,241
11,027,092	*	Rolls-Royce Holdings, PLC – “C” Shares (a)	18,264
73,427		SABMiller, PLC	3,771,256
108,722		Standard Chartered, PLC	2,448,978
			29,767,114
		Switzerland—17.5%
27,128		DKSH Holding, Ltd.	2,116,904
549		Lindt & Spruengli AG	2,482,183
76,139		Nestle SA – Registered	5,597,173
10,890		Novartis AG – Registered	875,477
10,087		Roche Holding AG – Genusscheine	2,834,212
1,531		SGS SA – Registered	3,535,450
264,715	*	UBS AG – Registered	5,083,980
			22,525,379
		India—9.3%
333,735		HDFC Bank, Ltd.	3,592,554
232		HDFC Bank, Ltd. (ADR)	7,990
84,435		Hindustan Unilever, Ltd.	778,964
337,390		Housing Development Finance Corporation, Ltd.	4,334,443
618,690		ITC, Ltd.	3,219,228
			11,933,179

61

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2013

Shares	Security	Value
	France—8.0%
115,968	Bureau Veritas SA	$ 3,394,891
17,948	Essilor International SA	1,911,235
2,899	Hermes International	1,052,591
11,632	L’Oreal SA	2,046,804
16,455	Pernod Ricard SA	1,877,637
		10,283,158
	Canada—7.3%
16,481	Alimentation Couche-Tard – Class “B”	1,239,216
35,885	Bank of Nova Scotia	2,243,277
52,941	Enbridge, Inc.	2,312,463
105,467	Goldcorp, Inc.	2,285,036
26,582	Shaw Communications, Inc. – Class “B”	646,849
30,463	Silver Wheaton Corporation	614,994
		9,341,835
	Netherlands—6.5%
15,080	Core Laboratories NV	2,879,526
134,247	Unilever NV – CVA	5,415,423
		8,294,949
	United States—6.5%
30,800	Covidien, PLC	2,097,480
70,893	Philip Morris International, Inc.	6,176,907
		8,274,387
	Hong Kong—3.4%
81,655	Cheung Kong Infrastructure Holdings, Ltd.	515,494
246,412	Link REIT (REIT)	1,194,917
329,941	L’Occitane International SA	702,115
239,385	Sands China, Ltd.	1,955,833
		4,368,359
	Denmark—3.2%
22,343	Novo Nordisk A/S – Series “B”	4,102,056
	Australia—2.3%
18,699	CSL, Ltd.	1,153,631
46,338	Ramsay Health Care, Ltd.	1,793,392
		2,947,023

62

Shares or
Principal
Amount	Security		Value
	Germany—1.6%
23,915	SAP AG		$ 2,077,328
	Ireland—1.2%
18,453	Paddy Power, PLC		1,576,484
	Spain—1.2%
32,470	Grifols SA		1,555,448
	Japan—1.1%
15,600	Daito Trust Construction Company, Ltd.		1,461,257
	Mexico—.9%
463,259	Wal-Mart de Mexico SAB de CV		1,211,810
	Brazil—.9%
42,048	Cielo SA		1,164,655
	Italy—.8%
17,940	Luxottica Group SpA		962,997
	Sweden—.7%
58,877	Elekta AB – Class “B”		902,300
	Indonesia—.4%
3,225,221	PT Telekomunikasi Indonesia Persero Tbk		570,828
Total Value of Common Stocks (cost $87,659,888)			123,320,546
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—3.1%
$4,000M	U.S. Treasury Bills, 0.019%, 2/20/2014 (cost $3,999,894)		3,999,894
Total Value of Investments (cost $91,659,782)		99.1%	127,320,440
Other Assets, Less Liabilities		.9	1,160,966
Net Assets		100.0%	$128,481,406

*	Non-income producing

(a)	Securities valued at fair value (see Note 1A).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

63

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2		Level 3	Total
Common Stocks
United Kingdom	$29,748,850	$—		$18,264	$29,767,114
Switzerland	—	22,525,379		—	22,525,379
India	11,933,179	—		—	11,933,179
France	10,283,158	—		—	10,283,158
Canada	9,341,835	—		—	9,341,835
Netherlands	8,294,949	—		—	8,294,949
United States	8,274,387	—		—	8,274,387
Hong Kong	4,368,359	—		—	4,368,359
Denmark	—	4,102,056		—	4,102,056
Australia	2,947,023	—		—	2,947,023
Germany	—	2,077,328		—	2,077,328
Ireland	1,576,484	—		—	1,576,484
Spain	1,555,448	—		—	1,555,448
Japan	—	1,461,257		—	1,461,257
Mexico	1,211,810	—		—	1,211,810
Brazil	—	1,164,655		—	1,164,655
Italy	—	962,997		—	962,997
Sweden	—	902,300		—	902,300
Indonesia	—	570,828		—	570,828
Short-Term U.S. Government
Obligations	—	3,999,894		—	3,999,894
Total Investments in Securities	$89,535,482	$37,766,694	*	$18,264	$127,320,440

* Includes certain foreign securities that were fair valued due to fluctuation in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $33,766,800 of investment securities were classified as Level 2 instead of Level 1.

64

Transfers between Level 1 and Level 2 securities as of December 31, 2013 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the mean price used (Level 2 securities). Transfers from Level 2 to Level 1 as of December 31, 2013 were $51,361,875. Transfers, if any, between Levels are recognized at the end of the reporting period.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

Investments
in Common
Stocks
Balance, December 31, 2012	$16,371
Purchases	—
Sales	(16,083)
Change in unrealized
appreciation	1,893
Realized gain	16,083
Transfer into Level 3	—
Transfer out of Level 3	—
Balance, December 31, 2013	$18,264

The following is a summary of Level 3 inputs by industry:

Industrials	$18,264

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Impact to
	Fair Value				Valuation from
	December 31,	Valuation	Unobservable		an Increase in
	2013	Methodologies	Input(s)(1)	Range	Input(2)
Common Stocks	$18,264	Discounted	Discount	0%	Decrease
		Cash Flows	Rate
on Proceeds

(1)	In determining certain of these inputs, management evaluates a variety of factors including eco-
nomic conditions, industry and market developments, market valuations of comparable compa-
nies and company specific developments including exit strategies and realization opportunities.
Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the unobservable input would have the opposite effect.

See notes to financial statements	65

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

We’re pleased to send you the First Investors Life Investment Grade Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was –0.80%, including dividends of 45 cents per share.

The Fund invests in U.S. investment-grade fixed-income securities. During 2013, the majority of the Fund’s assets were invested in investment-grade corporate bonds.

For 2013, the broad bond market returned –2.2%, according to Bank of America Merrill Lynch, its worst year since 1994. The market’s decline resulted in large part from a substantial increase in long-term interest rates from historically low levels caused by the Federal Reserve’s (the “Fed’s”) decision to begin to taper — or slow — its bond-buying program due to an improved economic outlook.

In particular, the housing market rebounded strongly during the year and the unemployment rate fell from 7.9% to 6.7%. The benchmark ten-year Treasury-note yield rose from 1.76% to 3.03%, ending 2013 at its highest level in two-and-a-half years. In contrast, short-term interest rates remained very low due to the Fed’s commitment to maintain the federal funds rate close to zero. Consequently, the two-year Treasury-note yield moved from 0.25% to 0.38% year-over-year.

Within the fixed-income market, lower-quality and shorter-maturity bonds tended to outperform higher-quality and longer-maturity bonds. In particular, corporate bond spreads tightened substantially during the year. This contributed to positive returns of 7.4% and 5.7% for high-yield bonds and floating-rate securities, respectively.

Tighter spreads also helped investment-grade corporate bonds offset part of the impact of higher interest rates, resulting in a return for the sector of –1.5%. In contrast, and reflecting the large move higher in interest rates, the broad Treasury market lost 3.4% and 10+ year Treasuries lost 12.4%. Mortgage-backed securities returned –1.4% as spreads widened in response to the Fed’s decision to taper its bond-buying program, including mortgage-backed bonds.

Turning to the corporate bond market, the review period began with continued confidence in the financial strength of corporate issuers. Deleveraging of corporate balance sheets, credit availability and accommodative monetary policy supported a favorable outlook for corporate credit. However, the positive tone was offset by fears of the Fed tapering its stimulus program and increased shareholder-friendly activity by issuers, including share repurchases, dividend increases, and mergers and acquisitions. By the end of the review period, when the Fed finally began to taper its bond-buying program, the demand for corporate credit over other asset classes increased, bringing

66

corporate bond spreads substantially tighter. Treasury yields, however, continued to reach higher levels. The negative returns of the corporate bond market during the review period were predominantly the result of rising interest rates, partially offset by modest tightening of corporate bond spreads.

The Fund outperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative outperformance was predominantly a function of the Fund’s industry/sector allocations and overweight in lower-rated corporate bonds. Specifically, the Fund benefited from its overweight in BBB-rated corporate bonds, which had the highest returns among investment grade ratings categories during the review period. The Fund’s underweight in corporate bonds with maturities greater than 10 years, which were negatively impacted by rising 30-year U.S. Treasury yields, further benefited performance during the review period. This was partially offset by the Fund’s underweight in corporate bonds with maturities ranging from 1–3 years, which were less sensitive to interest rate risk.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

67

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,022.24	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.63	$3.62

*	Expenses are equal to the annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

68

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/03 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (.95%), 8.98% and 4.55%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

69

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2013

Principal
Amount	Security	Value
	CORPORATE BONDS—96.3%
	Aerospace/Defense—.3%
$ 200M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	$ 203,475
	Agriculture—.7%
340M	Cargill, Inc., 6%, 11/27/2017 (a)	388,557
	Automotive—1.8%
200M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	206,669
400M	General Motors Co., 3.5%, 10/2/2018 (a)	411,000
400M	Johnson Controls, Inc., 5%, 3/30/2020	437,565
		1,055,234
	Chemicals—2.6%
450M	CF Industries, Inc., 7.125%, 5/1/2020	528,151
400M	Dow Chemical Co., 4.25%, 11/15/2020	427,329
500M	LyondellBasell Industries NV, 6%, 11/15/2021	575,975
		1,531,455
	Consumer Durables—.5%
265M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	278,341
	Energy—9.2%
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	690,127
400M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	498,221
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	503,880
500M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	465,313
411M	Maritime & Northeast Pipeline, LLC, 7.5%, 5/31/2014 (a)	420,391
400M	Nabors Industries, Inc., 6.15%, 2/15/2018	449,905
400M	ONEOK Partners, LP, 3.375%, 10/1/2022	374,620
500M	Petrobras International Finance Co., 5.375%, 1/27/2021	498,694
400M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	451,737
466M	Valero Energy Corp., 9.375%, 3/15/2019	601,219
400M	Weatherford International, Inc., 6.35%, 6/15/2017	452,560
		5,406,667
	Financial Services—15.8%
250M	Aflac, Inc., 8.5%, 5/15/2019	319,658
600M	American Express Co., 7%, 3/19/2018	717,575
	American International Group, Inc.:
300M	8.25%, 8/15/2018	376,010
300M	6.4%, 12/15/2020	355,067

70

Principal
Amount	Security	Value

	Financial Services (continued)
$ 300M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	$ 338,777
400M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	398,572
400M	BlackRock, Inc., 5%, 12/10/2019	452,224
400M	CoBank, ACB, 7.875%, 4/16/2018 (a)	481,228
200M	Compass Bank, 6.4%, 10/1/2017	220,648
500M	ERAC USA Finance Co., 4.5%, 8/16/2021 (a)	521,912
600M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	751,198
	General Electric Capital Corp.:
1,000M	5.3%, 2/11/2021	1,120,295
700M	6.75%, 3/15/2032	869,259
400M	Glencore Funding, LLC, 6%, 4/15/2014 (a)	405,781
400M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	417,844
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	414,309
500M	Protective Life Corp., 7.375%, 10/15/2019	610,532
400M	Prudential Financial, Inc., 7.375%, 6/15/2019	491,642
		9,262,531
	Financials—20.9%
	Bank of America Corp.:
1,000M	5.65%, 5/1/2018	1,139,377
450M	5%, 5/13/2021	492,511
800M	Barclays Bank, PLC, 5.125%, 1/8/2020	888,222
	Citigroup, Inc.:
1,250M	6.125%, 11/21/2017	1,442,151
200M	4.5%, 1/14/2022	212,300
200M	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	4.625%, 12/1/2023	201,801
200M	Fifth Third Bancorp, 3.5%, 3/15/2022	195,374
	Goldman Sachs Group, Inc.:
600M	5.375%, 3/15/2020	668,165
200M	5.75%, 1/24/2022	225,506
300M	3.625%, 1/22/2023	291,060
500M	6.75%, 10/1/2037	557,998
	JPMorgan Chase & Co.:
900M	6%, 1/15/2018	1,037,272
400M	4.5%, 1/24/2022	423,809
	Morgan Stanley:
600M	5.95%, 12/28/2017	686,128
600M	6.625%, 4/1/2018	702,718
750M	5.5%, 7/28/2021	839,406
600M	SunTrust Banks, Inc., 6%, 9/11/2017	680,084

71

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2013

Principal
Amount	Security	Value
	Financials (continued)
$ 400M	UBS AG, 4.875%, 8/4/2020	$ 445,756
	Wells Fargo & Co.:
600M	4.6%, 4/1/2021	658,757
500M	3.45%, 2/13/2023	473,628
		12,262,023
	Food/Beverage/Tobacco—8.5%
400M	Altria Group, Inc., 9.7%, 11/10/2018	526,290
500M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/2020	574,579
300M	Bottling Group, LLC, 5.125%, 1/15/2019	339,130
550M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	676,426
400M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	472,588
300M	Ingredion, Inc., 4.625%, 11/1/2020	313,265
400M	Lorillard Tobacco Co., 6.875%, 5/1/2020	462,232
300M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	327,554
400M	Philip Morris International, Inc., 5.65%, 5/16/2018	459,860
	SABMiller Holdings, Inc.:
400M	3.75%, 1/15/2022 (a)	402,184
400M	4.95%, 1/15/2042 (a)	398,796
		4,952,904
	Food/Drug—.7%
400M	Safeway, Inc., 4.75%, 12/1/2021	402,324
	Forest Products/Containers—.7%
300M	International Paper Co., 9.375%, 5/15/2019	393,938
	Gaming/Leisure—.6%
400M	Marriott International, Inc., 3.25%, 9/15/2022	373,619
	Health Care—3.5%
400M	Biogen IDEC, Inc., 6.875%, 3/1/2018	472,012
450M	Express Scripts Holding Co., 4.75%, 11/15/2021	476,280
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	388,163
400M	Mylan, Inc., 3.125%, 1/15/2023 (a)	363,693
200M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	226,731
90M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	105,440
		2,032,319

72

Principal
Amount	Security	Value
	Information Technology—3.1%
$ 400M	Harris Corp., 4.4%, 12/15/2020	$ 415,256
500M	Motorola Solutions, Inc., 6%, 11/15/2017	569,225
400M	Pitney Bowes, Inc., 5.75%, 9/15/2017	441,166
400M	Symantec Corp., 3.95%, 6/15/2022	388,758
		1,814,405
	Manufacturing—2.9%
500M	CRH America, Inc., 8.125%, 7/15/2018	613,059
400M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	471,232
200M	Pentair Finance SA, 3.15%, 9/15/2022	180,990
400M	Tyco Electronics Group SA, 6.55%, 10/1/2017	458,144
		1,723,425
	Media-Broadcasting—3.1%
400M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	521,941
200M	CBS Corp., 8.875%, 5/15/2019	255,990
300M	Comcast Corp., 4.25%, 1/15/2033	279,561
400M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	384,922
300M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	345,623
		1,788,037
	Media-Diversified—.7%
	McGraw-Hill Cos., Inc.:
200M	5.9%, 11/15/2017	217,430
200M	6.55%, 11/15/2037	191,396
		408,826
	Metals/Mining—4.9%
500M	Alcoa, Inc., 6.15%, 8/15/2020	539,588
400M	ArcelorMittal, 6.125%, 6/1/2018	440,500
500M	Newmont Mining Corp., 5.125%, 10/1/2019	519,190
500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	505,640
400M	Vale Overseas, Ltd., 5.625%, 9/15/2019	435,954
400M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	405,829
		2,846,701
	Real Estate Investment Trusts—5.1%
500M	Boston Properties, LP, 5.875%, 10/15/2019	574,886
550M	Digital Realty Trust, LP, 5.25%, 3/15/2021	562,163
500M	HCP, Inc., 5.375%, 2/1/2021	545,071

73

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2013

Principal
Amount	Security	Value
	Real Estate Investment Trusts (continued)
$ 400M	ProLogis, LP, 6.625%, 5/15/2018	$ 467,639
400M	Simon Property Group, LP, 5.75%, 12/1/2015	433,438
400M	Ventas Realty, LP, 4.75%, 6/1/2021	420,285
		3,003,482
	Retail-General Merchandise—1.5%
600M	GAP, Inc., 5.95%, 4/12/2021	663,973
200M	Home Depot, Inc., 5.875%, 12/16/2036	231,548
		895,521
	Telecommunications—1.6%
200M	AT&T, Inc., 2.375%, 11/27/2018	200,402
309M	GTE Corp., 6.84%, 4/15/2018	360,250
400M	Rogers Communications, Inc., 3%, 3/15/2023	369,719
		930,371
	Transportation—2.2%
300M	Burlington North Santa Fe, LLC, 3%, 3/15/2023	279,931
300M	Con-way, Inc., 7.25%, 1/15/2018	345,124
440M	GATX Corp., 4.75%, 6/15/2022	448,247
200M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	205,532
		1,278,834
	Utilities—5.4%
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	343,605
200M	Electricite de France SA, 6.5%, 1/26/2019 (a)	236,720
400M	Entergy Arkansas, Inc., 3.75%, 2/15/2021	409,262
400M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	431,606
	Great River Energy Co.:
89M	5.829%, 7/1/2017 (a)	94,803
284M	4.478%, 7/1/2030 (a)	284,130
400M	National Fuel Gas Co., 8.75%, 5/1/2019	498,783
300M	Ohio Power Co., 5.375%, 10/1/2021	335,247
400M	Sempra Energy, 9.8%, 2/15/2019	528,974
		3,163,130
Total Value of Investments (cost $54,133,975)	96.3%	56,396,119
Other Assets, Less Liabilities	3.7	2,167,283
Net Assets	100.0%	$58,563,402

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

74

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$56,396,119	$—	$56,396,119

* The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	75

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

We’re pleased to send you the First Investors Life Opportunity Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 39.96%.

During the year under review, strong equity performance and the market rally were driven by a combination of slow-but-gradually-improving economic conditions, accommodative monetary policy from the Federal Reserve (“the Fed”), low volatility and improving corporate fundamentals.

Investor sentiment also improved, with stocks benefitting from a positive re-rating of market-valuation metrics toward more normalized historical levels, which erased the bearish views toward stocks that prevailed after the 2008–9 market correction.

Despite numerous challenges throughout the year — including worries over whether or not the Fed would “taper” its bond buying stimulus of the economy; disagreements between President Obama and the U.S. Congress on government budget and spending matters; and geopolitical conflicts around the globe — equity markets remained resilient and investors’ restored confidence barely wavered.

This year’s market results were broadly positive overall, with all U.S. market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Small and mid-cap stocks flourished as investors felt comfortable adding more risk to their portfolios. Companies with the ability to pay and raise dividends and execute share repurchases of their own stocks were also rewarded. Mergers and acquisitions also continued to drive strong performance.

These conditions produced a solid year for the Fund, which continued to emphasize its investment focus within the small- and mid-capitalization segments of the market.

The Fund’s strong absolute performance was mainly attributable to investments in industrial and healthcare stocks. Among our industrial stocks, Generac Holdings Inc. — which primarily makes residential standby power generators — continues to benefit from a new and higher baseline level of demand created by Hurricanes Irene (2011) and Sandy (2012). Among our health care stocks, Actavis PLC — which makes generic and specialty pharmaceuticals — announced an acquisition even as it was integrating an earlier acquisition made in 2012. The resulting cost-cutting from both acquisitions created better-than-expected earnings growth.

76

On a relative basis, the Fund outperformed the S&P 400 Mid-Cap index primarily due to stock selection in the consumer staple and health care sectors. In the consumer staples sector, Nu Skin Enterprises — a direct seller of personal care products and nutritional supplements — reported positive earnings surprises driven by accelerated distributor momentum and the launch of a new weight-management product. In the health care sector, Actavis PLC — which is discussed above — was the primary driver of outperformance.

Among negatives to relative performance, the Fund’s stock selection in the information technology sector hurt. Cirrus Logic Inc. — which makes semiconductors that convert incoming audio signals into digital signals — fell on concerns that order cuts at Apple Inc. (Cirrus Logic’s largest customer) would disproportionately hurt the share price. The shares were sold out of the portfolio during the year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

77

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,208.58	$12.19
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.17	$11.12

*	Expenses are equal to the annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

78

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

79

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—93.2%
		Consumer Discretionary—17.6%
750	*	ARAMARK Holdings Corporation	$ 19,665
2,325		BorgWarner, Inc.	129,991
100	*	Container Store Group, Inc.	4,661
3,125		CST Brands, Inc.	114,750
350		Dana Holding Corporation	6,867
2,975	*	Del Frisco’s Restaurant Group, Inc.	70,121
3,800		Delphi Automotive, PLC	228,494
5,450	*	Express, Inc.	101,751
3,575	*	Extended Stay America, Inc.	93,879
3,275		GNC Holdings, Inc. – Class “A”	191,424
2,335		Harman International Industries, Inc.	191,120
2,325	*	Jarden Corporation	142,639
2,575		L Brands, Inc.	159,264
2,875		Newell Rubbermaid, Inc.	93,179
775		Nordstrom, Inc.	47,895
6,775	*	Orient-Express Hotels, Ltd. – Class “A”	102,370
100		Oxford Industries, Inc.	8,067
1,550		Penske Automotive Group, Inc.	73,098
5,200		Pier 1 Imports, Inc.	120,016
350		Ralph Lauren Corporation	61,799
3,200		Ruth’s Hospitality Group, Inc.	45,472
2,250	*	TRW Automotive Holdings Corporation	167,378
1,325		Tupperware Brands Corporation	125,252
50	*	Vince Holding Corporation	1,534
1,400		Wyndham Worldwide Corporation	103,166
			2,403,852
		Consumer Staples—7.1%
2,725	*	Amira Nature Foods, Ltd.	42,946
2,325		Avon Products, Inc.	40,036
150	*	Fairway Group Holdings Corporation	2,718
2,175		Herbalife, Ltd.	171,173
300		McCormick & Company, Inc.	20,676
2,850		Nu Skin Enterprises, Inc. – Class “A”	393,927
1,275		Pinnacle Foods, Inc.	35,011
6,210	*	Prestige Brands Holdings, Inc.	222,318
1,079		Tootsie Roll Industries, Inc.	35,111
			963,916

80

Shares		Security	Value
		Energy—7.3%
475	*	Dril-Quip, Inc.	$ 52,217
2,800		Ensco, PLC – Class “A”	160,104
575		EOG Resources, Inc.	96,508
1,400		EQT Corporation	125,692
4,275	*	Helix Energy Solutions Group, Inc.	99,095
625		Hess Corporation	51,875
2,175		National Oilwell Varco, Inc.	172,978
4,275		Noble Corporation, PLC	160,184
3,500		Talisman Energy, Inc.	40,775
1,950	*	Weatherford International, Ltd.	30,206
			989,634
		Financials—11.3%
925		Ameriprise Financial, Inc.	106,421
3,100		Berkshire Hills Bancorp, Inc.	84,537
2,575	*	Brixmor Property Group, Inc. (REIT)	52,350
1,625		City National Corporation	128,732
3,425		Discover Financial Services	191,629
2,325		Douglas Emmett, Inc. (REIT)	54,149
650		Federal Realty Investment Trust (REIT)	65,917
1,400		Financial Select Sector SPDR Fund (ETF)	30,604
2,725		FirstMerit Corporation	60,577
2,650	*	Health Insurance Innovations, Inc. – Class “A”	26,791
230		Invesco, Ltd.	8,372
325		M&T Bank Corporation	37,836
1,870		NASDAQ OMX Group, Inc.	74,426
1,550		Oritani Financial Corporation	24,878
4,275		Protective Life Corporation	216,571
1,400	*	Realogy Holdings Corporation	69,258
350		Rexford Industrial Realty, Inc. (REIT)	4,620
1,425		SPDR S&P Regional Banking (ETF)	57,869
5,050		Sterling Bancorp	67,519
2,725		Waddell & Reed Financial, Inc. – Class “A”	177,452
			1,540,508
		Health Care—12.4%
2,634	*	Actavis, PLC	442,512
1,950	*	Centene Corporation	114,952
1,175		DENTSPLY International, Inc.	56,964
2,500	*	Gilead Sciences, Inc.	187,875

81

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2013

Shares		Security	Value
		Health Care (continued)
1,700		McKesson Corporation	$ 274,380
1,900		Omnicare, Inc.	114,684
300		Perrigo Company, PLC	46,038
1,800	*	Salix Pharmaceuticals, Ltd.	161,892
1,950		Thermo Fisher Scientific, Inc.	217,133
3,575	*	Triple-S Management Corporation – Class “B”	69,498
			1,685,928
		Industrials—15.2%
2,175		A.O. Smith Corporation	117,320
2,800		Altra Industrial Motion Corporation	95,816
1,475	*	Armstrong World Industries, Inc.	84,975
1,550	*	B/E Aerospace, Inc. – Class “B”	134,896
2,500		Chicago Bridge & Iron Company NV – NY Shares	207,850
1,575		Dover Corporation	152,050
1,775		G&K Services, Inc. – Class “A”	110,458
2,810		Generac Holdings, Inc.	159,158
925		IDEX Corporation	68,311
2,025		ITT Corporation	87,926
1,275		J.B. Hunt Transport Services, Inc.	98,557
1,175		Pentair, Ltd.	91,262
575		Roper Industries, Inc.	79,741
2,030		Ryder System, Inc.	149,773
1,325		Snap-on, Inc.	145,114
1,400	*	TAL International Group, Inc.	80,290
925		Textainer Group Holdings, Ltd.	37,204
2,250	*	United Rentals, Inc.	175,387
			2,076,088
		Information Technology—12.4%
3,875	*	ARRIS Group, Inc.	94,414
400	*	ATMI, Inc.	12,084
3,575		Avago Technologies, Ltd.	189,082
4,675	*	Blackhawk Network Holdings, Inc.	118,090
3,075		CDW Corporation	71,832
1,400	*	Fiserv, Inc.	82,670
5,050		Intersil Corporation – Class “A”	57,924
5,600		Mentor Graphics Corporation	134,792
2,025		Methode Electronics, Inc.	69,235
2,800		Microchip Technology, Inc.	125,300
3,925	*	NeuStar, Inc. – Class “A”	195,701

82

Shares or
Principal
Amount		Security		Value
		Information Technology (continued)
5,050		Symantec Corporation		$ 119,079
7,775	*	Take-Two Interactive Software, Inc.		135,052
2,500		TE Connectivity, Ltd.		137,775
4,275		Technology Select Sector SPDR Fund (ETF)		152,788
				1,695,818
		Materials—6.5%
1,095		Cytec Industries, Inc.		102,010
4,147		Freeport-McMoRan Copper & Gold, Inc.		156,508
2,225		International Paper Company		109,092
2,250		Methanex Corporation		133,290
575		Praxair, Inc.		74,767
1,305		Rock-Tenn Company – Class “A”		137,038
850		Sigma-Aldrich Corporation		79,908
825		Westlake Chemical Corporation		100,708
				893,321
		Telecommunication Services—.6%
4,225		NTELOS Holdings Corporation		85,472
		Utilities—2.8%
1,725		AGL Resources, Inc.		81,472
2,250		Portland General Electric Company		67,950
2,100		SCANA Corporation		98,553
3,100		Wisconsin Energy Corporation		128,154
				376,129
Total Value of Common Stocks (cost $11,010,084)				12,710,666
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—3.7%
$500M		U.S. Treasury Bills, 0.019%, 2/20/2014 (cost $499,987)		499,987
Total Value of Investments (cost $11,510,071)			96.9%	13,210,653
Other Assets, Less Liabilities			3.1	416,531
Net Assets			100.0%	$13,627,184

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

83

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$12,710,666	$—	$—	$12,710,666
Short-Term U.S. Government
Obligations	—	499,987	—	499,987
Total Investments in Securities*	$12,710,666	$499,987	$—	$13,210,653

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

84	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

I’m pleased to send you the First Investors Life Select Growth Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 33.15%, including dividends of 5 cents per share.

The Fund’s performance was heavily influenced by value drivers — stocks with the lowest price-to earnings and price-to-book value ratios — which showed the best returns in the market during the year. Though the Fund’s focus on companies exhibiting unexpected good business fundamentals that result in positive earnings revisions and positive earnings surprises was generally not rewarded with strong performance, the Fund’s attention to quality of earnings and reasonable valuation levels did positively impact performance.

From a sector perspective, the industrials and financials sectors delivered most of the positive performance relative to the benchmark during the year. Wabtec, a manufacturer of components for railcars, and regional airline Alaska Air Group both gained more than 70% for the year on strong revenues and solid margin trends. In financials, American Express returned almost 60% as transaction volumes continued to show strength, while U.S. Bancorp gained 30%.

On the negative side, the information technology and materials sectors proved challenging for the Fund during the year. Despite great returns in Alliance Data Systems and Western Digital, up 67% and 45%, respectively, negative moves in several holdings, including SolarWinds (down 35% on disappointing outlook despite great earnings results), and Nuance Communications (down 18% on generally disappointing results), generated significant underperformance. In the materials sector, disappointing results from fertilizer manufacturer CF Industries made the shares decline 6% before the position was sold mid-year.

While a strong 33.15% absolute return was slightly shy of the benchmark performance, we are encouraged by the strong business fundamentals most of the portfolio companies are delivering, combined with how investors are starting to reward these characteristics with better performance. We continue to believe our focus on high-quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

85

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,214.36	$4.80
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/03 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

88

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—96.0%
		Consumer Discretionary—19.9%
14,400		BorgWarner, Inc.	$ 805,104
28,730		Gentex Corporation	947,803
12,925		Home Depot, Inc.	1,064,244
1,040	*	Priceline.com, Inc.	1,208,896
12,320		Starbucks Corporation	965,765
20,710		TJX Companies, Inc.	1,319,848
4,247		Whirlpool Corporation	666,184
			6,977,844
		Consumer Staples—9.4%
18,200		Coca-Cola Enterprises, Inc.	803,166
7,600		Energizer Holdings, Inc.	822,624
6,740		Kimberly-Clark Corporation	704,060
24,400		Kroger Company	964,532
			3,294,382
		Energy—6.5%
4,160		Chevron Corporation	519,626
4,480		ExxonMobil Corporation	453,376
6,820		Helmerich & Payne, Inc.	573,426
14,190		Valero Energy Corporation	715,176
			2,261,604
		Financials—8.4%
14,350		American Express Company	1,301,976
12,090		Discover Financial Services	676,435
5,200		Travelers Companies, Inc.	470,808
12,170		U.S. Bancorp	491,668
			2,940,887
		Health Care—14.7%
7,620	*	Actavis, PLC	1,280,160
14,500	*	Align Technology, Inc.	828,675
5,390		Johnson & Johnson	493,670
6,620		McKesson Corporation	1,068,468
10,420		Omnicare, Inc.	628,951
18,150		ResMed, Inc.	854,502
			5,154,426

89

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2013

Shares		Security		Value
		Industrials—14.5%
10,130		Alaska Air Group, Inc.		$ 743,238
19,030		AMETEK, Inc.		1,002,310
8,440		Boeing Company		1,151,976
8,820		Rockwell Automation, Inc.		1,042,171
15,390		Wabtec Corporation		1,143,015
				5,082,710
		Information Technology—22.6%
5,130	*	Alliance Data Systems Corporation		1,348,831
15,380	*	AOL, Inc.		717,016
2,650		Apple, Inc.		1,486,942
17,906	*	CoreLogic, Inc.		636,200
9,100		DST Systems, Inc.		825,734
22,710		Hewlett-Packard Company		635,426
8,030		SanDisk Corporation		566,436
10,550	*	VMware, Inc. – Class “A”		946,440
8,692		Western Digital Corporation		729,259
				7,892,284
Total Value of Common Stocks (cost $23,492,036)			96.0%	33,604,137
Other Assets, Less Liabilities			4.0	1,402,068
Net Assets			100.0%	$35,006,205

*	Non-income producing

90

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3		Total
Common Stocks*	$33,604,137	$—	$—	$	$ 33,604,137

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	91

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

I’m pleased to send you the First Investors Life Special Situations Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was 30.88%, including dividends of 34 cents per share and capital gains of $1.56 per share.

First Investors Management Company, Inc. assumed portfolio management responsibilities for the Fund effective September 23, 2013. We use a “bottom-up” approach to selecting investments that emphasizes fundamental research. We also have increased the number of holdings in the Fund to increase diversification. We will continue to invest primarily in common stocks of small-size companies that we believe are undervalued and that — generally — are experiencing a “special situation” that makes them undervalued. Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes. As of period end, portfolio repositioning is well under way.

Fund performance for fiscal year 2013 was positive; however it did not keep up with the broader market, as stocks rallied in anticipation of another round of quantitative easing by the Federal Reserve. The Fund’s underperformance this year was exacerbated by poor stock selection.

The Fund’s absolute performance was mainly attributable to investments in consumer discretionary and information technology. Among our consumer discretionary stocks, Deckers Outdoor Corporation — which is best known for its UGG Australia brand of sheepskin boots — rose during the year on news that its retail sales were improving and its raw material costs were falling. Among our information technology stocks, TriQuint Semiconductor — which makes components for the consumer smartphone market — benefitted from strong demand for its radio frequency components used in 4G LTE networks.

On a relative basis, the Fund underperformed the Russell 2000 Index primarily due to stock selection in the health care and financial sectors. Among financial stocks, EZCORP Inc. — which operates pawn shops that rely on gold jewelry as collateral —fell as gold prices dropped 28% during the year. Among health care stocks, Centene Corporation — which provides Medicaid managed-care programs — fell on concerns that recent state contract wins would be less profitable than existing state contracts.

The Fund’s top-performing sector on a relative basis for the reporting period was consumer discretionary. Deckers Outdoor Corporation — which is discussed above —was the primary driver of outperformance. Live Nation Entertainment Inc. — which

92

manages concert venues and owns Ticketmaster — prevailed in an arbitration dispute in Europe. The company also reported stronger-than-expected concert attendance during the year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

93

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,179.86	$4.51
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$4.18

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

94

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/03 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

95

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—98.0%
		Consumer Discretionary—18.8%
12,100	*	ARAMARK Holdings Corporation	$ 317,262
77,025		Best Buy Company, Inc.	3,071,757
1,200	*	Container Store Group, Inc.	55,932
77,600		CST Brands, Inc.	2,849,472
30,900		Dana Holding Corporation	606,258
26,450	*	Deckers Outdoor Corporation	2,233,967
87,950	*	Express, Inc.	1,642,026
94,550	*	Fox Factory Holding Corporation	1,665,971
24,550		Hanesbrands, Inc.	1,725,128
45,400		Harman International Industries, Inc.	3,715,990
39,800	*	Jarden Corporation	2,441,730
55,000	*	Live Nation Entertainment, Inc.	1,086,800
110,500	*	Orient-Express Hotels, Ltd. – Class “A”	1,669,655
26,500		Penske Automotive Group, Inc.	1,249,740
110,200		Pier 1 Imports, Inc.	2,543,416
7,900		PVH Corporation	1,074,558
88,500		Regal Entertainment Group – Class “A”	1,721,325
100,025		Ruth’s Hospitality Group, Inc.	1,421,355
42,075	*	Starz – Class “A”	1,230,273
28,625		Tupperware Brands Corporation	2,705,921
1,000	*	Vince Holding Corporation	30,670
33,050	*	Visteon Corporation	2,706,465
			37,765,671
		Consumer Staples—3.1%
1,600	*	Amira Nature Foods, Ltd.	25,216
29,275		Herbalife, Ltd.	2,303,942
20,050		Nu Skin Enterprises, Inc. – Class “A”	2,771,311
44,000		Pinnacle Foods, Inc.	1,208,240
			6,308,709
		Energy—10.6%
87,800	*	Approach Resources, Inc.	1,693,662
41,875		Ensco, PLC – Class “A”	2,394,413
70,400	*	Helix Energy Solutions Group, Inc.	1,631,872
122,062	*	Matrix Service Company	2,986,857
52,900		Noble Corporation, PLC	1,982,163
265,225	*	PetroQuest Energy, Inc.	1,145,772

96

Shares		Security	Value
		Energy (continued)
93,975	*	Stone Energy Corporation	$ 3,250,595
87,450		Western Refining, Inc.	3,708,755
39,175	*	Whiting Petroleum Corporation	2,423,757
			21,217,846
		Financials—17.5%
60,000		American Financial, Inc.	3,463,200
6,400		Armada Hoffler Properties, Inc. (REIT)	59,392
44,075		Aspen Insurance Holdings, Ltd.	1,820,738
66,500		Berkshire Hills Bancorp, Inc.	1,813,455
49,650	*	Brixmor Property Group, Inc. (REIT)	1,009,384
26,550		City National Corporation	2,103,291
66,500		Douglas Emmett, Inc. (REIT)	1,548,785
17,600		Federal Realty Investment Trust (REIT)	1,784,816
179,875		Financial Select Sector SPDR Fund (ETF)	3,932,068
77,500		FirstMerit Corporation	1,722,825
77,025		Montpelier Re Holdings, Ltd.	2,241,428
39,550		OceanFirst Financial Corporation	677,491
66,175		Oritani Financial Corporation	1,062,109
68,600		Protective Life Corporation	3,475,276
43,950		SPDR S&P Regional Banking (ETF)	1,784,810
200,175		Sterling Bancorp	2,676,340
101,125		TCF Financial Corporation	1,643,281
30,000		United Fire Group, Inc.	859,800
24,550		Waddell & Reed Financial, Inc. – Class “A”	1,598,696
			35,277,185
		Health Care—7.2%
50,625	*	Centene Corporation	2,984,344
37,150	*	Exactech, Inc.	882,684
34,700		Health Care Select Sector SPDR Fund (ETF)	1,923,768
25,075	*	Life Technologies Corporation	1,900,685
44,000	*	Masimo Corporation	1,286,120
44,075		Omnicare, Inc.	2,660,367
37,000		PerkinElmer, Inc.	1,525,510
14,300	*	Salix Pharmaceuticals, Ltd.	1,286,142
700	*	Surgical Care Affilates, Inc.	24,388
			14,474,008

97

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2013

Shares		Security	Value
		Industrials—13.6%
33,450		Altra Industrial Motion Corporation	$ 1,144,659
19,350		Applied Industrial Technologies, Inc.	949,891
37,575		G&K Services, Inc. – Class “A”	2,338,292
54,900		Generac Holdings, Inc.	3,109,536
79,950		Industrial Select Sector SPDR Fund (ETF)	4,178,187
55,100		ITT Corporation	2,392,442
94,800		Kforce, Inc.	1,939,608
41,400	*	Korn/Ferry International	1,081,368
1,500	*	Navigator Holdings, Ltd.	40,410
4,500		Precision Castparts Corporation	1,211,850
52,900		Ryder System, Inc.	3,902,962
20,050		Snap-On, Inc.	2,195,876
37,850	*	United Rentals, Inc.	2,950,408
			27,435,489
		Information Technology—19.3%
68,225	*	Advanced Energy Industries, Inc.	1,559,623
46,300	*	ATMI, Inc.	1,398,723
77,025		Avnet, Inc.	3,397,573
83,750	*	Blackhawk Network Holdings, Inc.	2,115,525
88,600		CDW Corporation	2,069,696
55,000	*	CommScope Holding Company, Inc.	1,040,600
19,800		IAC/InterActiveCorp	1,360,062
275,600		Intersil Corporation – Class “A”	3,161,132
91,025		Lender Processing Services, Inc.	3,402,514
93,100		Mentor Graphics Corporation	2,240,917
61,275		Methode Electronics, Inc.	2,094,992
55,100		Microchip Technology, Inc.	2,465,725
52,825	*	Microsemi Corporation	1,317,984
61,925	*	NeuStar, Inc. – Class “A”	3,087,581
84,650	*	Progress Software Corporation	2,186,509
140,400	*	Take-Two Interactive Software, Inc.	2,438,748
28,725		Technology Select Sector SPDR Fund (ETF)	1,026,632
153,625	*	TriQuint Semiconductor, Inc.	1,281,233
26,500	*	Verint Systems, Inc.	1,137,910
			38,783,679

98

Shares or
Principal
Amount	Security	Value
	Materials—4.0%
47,175	AptarGroup, Inc.	$ 3,198,937
22,000	Sensient Technologies Corporation	1,067,440
31,225	Westlake Chemical Corporation	3,811,636
		8,078,013
	Telecommunication Services—.7%
68,500	NTELOS Holdings Corporation	1,385,755
	Utilities—3.2%
40,050	AGL Resources, Inc.	1,891,561
40,000	Portland General Electric Company	1,208,000
33,050	SCANA Corporation	1,551,036
44,075	Wisconsin Energy Corporation	1,822,061
		6,472,658
Total Value of Common Stocks (cost $156,756,573)		197,199,013
	SHORT TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.2%
$2,500M	Federal Home Loan Bank, 0.03%, 1/3/2014 (cost $2,499,996)	2,499,996
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.5%
1,000M	U.S. Treasury Bills, (0.0075)%, 1/2/2014 (cost $1,000,000)	1,000,000
Total Value of Investments (cost $160,256,569)	99.7%	200,699,009
Other Assets, Less Liabilities	.3	515,115
Net Assets	100.0%	$201,214,124

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

99

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$197,199,013	$—	$—	$197,199,013
Short-Term U.S. Government
Agency Obligations	—	2,499,996	—	2,499,996
Short-Term U.S. Government
Obligations	—	1,000,000	—	1,000,000
Total Investments in Securities*	$197,199,013	$3,499,996	$—	$200,699,009

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

100	See notes to financial statements

Portfolio Managers’ Letter
TARGET MATURITY 2015 FUND

Dear Investor:

We’re pleased to send you the First Investors Life Target Maturity 2015 Fund annual report for the year ended December 31, 2013. During the period, the Fund’s return on a net asset value basis was –0.20%, including dividends of 68 cents per share and capital gains of 22 cents per share.

The Fund’s investment objective is to seek a predictable compounded return consistent with preservation of capital for the investors who hold the Fund’s shares until maturity. To meet this objective, the Fund is fully invested in high-quality zero-coupon bonds that are due to mature on or around the Fund’s maturity date.

The primary factor affecting the performance of the Fund was the movement of two-year U.S. Treasury note interest rates. Because of the Federal Reserve’s commitment to keep short-term interest rates at their current very low levels, two-year Treasury rates increased by only 13 basis points (0.13%) from 0.25% to 0.38%. Consequently, almost all of the Fund’s return was due to the accretion of its zero-coupon holdings as they moved closer to maturity in 2015.

The Fund — which is nearing its target maturity date — outperformed its benchmark, the Citigroup U.S. Treasury/Government Sponsored Index, whose longer duration during a year that has seen a substantial rise in long-term interest rates, exposes it to greater risk.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

101

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,002.73	$3.89
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.33	$3.92

*	Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

102

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup U.S. Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 12/31/03 with a theoretical investment in the Citigroup U.S. Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (0.35%), 2.59% and 5.04%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

103

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2013

Principal		Effective
Amount	Security	Yield†	Value
	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS-67.3%
	Agency For International Development – Israel:
$ 698M	9/15/2015	0.59%	$ 691,039
2,134M	11/15/2015	0.61	2,109,805
	Fannie Mae:
243M	8/12/2015	0.41	241,389
600M	9/23/2015	0.46	595,214
2,358M	11/15/2015	0.50	2,336,177
650M	Federal Judiciary Office Building, 2/15/2015	1.04	642,434
	Freddie Mac:
550M	3/15/2015	0.73	545,182
930M	9/15/2015	0.78	917,724
830M	9/15/2015	0.78	819,019
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	1.09	206,875
200M	International Bank for Reconstruction &
	Development, 2/15/2015	0.45	198,988
2,727M	Resolution Funding Corporation, 10/15/2015	0.50	2,702,792
2,000M	Tennessee Valley Authority, 11/1/2015	1.02	1,963,158
Total Value of U.S. Government Agency Zero
Coupon Obligations (cost $12,829,873)			13,969,796
	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS-32.5%
6,790M	U.S. Treasury Strips, 11/15/2015 (cost $6,087,270)	0.35	6,746,184
Total Value of Investments (cost $18,917,143)	99.8%		20,715,980
Other Assets, Less Liabilities	.2		39,918
Net Assets	100.0%		$ 20,755,898

†	The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2013.

104

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$13,969,796	$—	$13,969,796
U.S. Government Zero Coupon
Obligations	—	6,746,184	—	6,746,184
Total Investments in Securities	$—	$20,715,980	$—	$20,715,980

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	105

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

We’re pleased to send you the First Investors Life Total Return Fund annual report for the year ended December 31, 2013. The Fund’s return on a net asset value basis was 17.02%.

The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed-income investments and cash. On average, the Fund maintained allocations of 55% in equities, 32% in fixed income, and 13% in cash.

Fixed Income

For 2013, the broad bond market returned –2.2%, its worst year since 1994. The market’s performance was the result of a substantial increase in long-term interest rates from historically low levels. The catalyst for higher rates was the Fed’s decision to begin to taper quantitative easing which, in turn, was due to an improved economic outlook. The benchmark ten year U.S. Treasury note yield rose from 1.76% to 3.03%, its highest level in two-and-a-half years. In contrast, short-term interest rates remained very low due to the Fed’s commitment to maintain the federal funds rate close to zero. Consequently, the two year Treasury note yield moved from 0.25% to 0.38% year-over-year.

Corporate bond spreads tightened substantially during the year. This contributed to positive returns of 7.4% and 5.7% for high yield bonds and floating rate securities, respectively. Tighter spreads also helped investment grade corporate bonds offset part of the impact of higher interest rates, resulting in a return for the sector of –1.5%. In contrast, and reflecting the large move higher in interest rates, the broad Treasury market lost 3.4% and 10+ year Treasuries lost 12.4%. Mortgage-backed securities returned –1.4% as spreads widened in response to the Fed’s decision to taper its bond buying program.

During the review period, the Fund had average bond and cash allocations of 36.1% and 3.6%, respectively. Sector allocations as a percent of Fund assets were relatively stable throughout the year: 25.2% in investment grade corporate bonds, 5.6% in MBS, 1.9% in agency securities, 1.8% in Treasury notes, and 1.6% in municipal bonds.

The Fund’s bond allocation returned –0.62% compared to –1.46% for the Merrill Lynch U.S. Broad Market Index. Security selection was a positive contributor to performance primarily due to the corporate bond holdings which were concentrated in BBB-rated, intermediate maturity securities. Sector weightings also added to the Fund’s performance primarily due to the Fund’s 6% overweight in investment grade corporate bonds and underweight in Treasuries.

106

Equities

During the year under review, strong equity performance and the market rally were driven by a combination of slow-but-gradually-improving economic conditions, accommodative monetary policy from the Federal Reserve (“the Fed”), low volatility and improving corporate fundamentals.

Investor sentiment also improved, with stocks benefitting from a positive re-rating of market-valuation metrics toward more normalized historical levels, which erased the bearish views toward stocks that prevailed after the 2008–2009 market correction.

Despite numerous challenges throughout the year — including worries over whether or not the Fed would “taper” its bond buying stimulus of the economy; disagreements between President Obama and the U.S. Congress on government budget and spending matters; and geopolitical conflicts around the globe — equity markets remained resilient and investors’ restored confidence barely wavered.

This year’s market results were broadly positive overall, with all market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Small and mid-cap stocks flourished, as investors felt comfortable adding more risk to their portfolios. Companies with the ability to pay and raise dividends and execute share repurchases of their own stocks were also rewarded. Mergers and acquisitions also continued to drive strong performance.

These conditions produced a solid year for the Fund, which continued to invest across all market capitalization segments, allocating 67% of equity holdings to large cap, 18% to midcap and 15% to small-cap stocks (ranges defined by Lipper) as of period end.

All equity segments produced positive returns, with the large-cap segment slightly exceeding the benchmark and small- and mid-cap segments outperforming strongly. Results were also buoyed by the Fund’s stock selection within consumer staples, industrials, basic materials, consumer discretionary and healthcare — all sectors in which the Fund was overweighted relative to the benchmark. The worst relative performing sector was financials.

In consumer staples, good stock selection and an overweighting of the sector added to strong relative performance for the year. Nu Skin Enterprises had an amazing year, as the stock was the Fund’s top-performing investment. The company reported a series of earnings and guidance increases driven by accelerated distributor momentum and the launch of a new weight-management product that greatly exceeded expectations.

107

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

Herbalife had a great year for the Fund as well. The company posted a series of strong revenue and earnings growth quarters driven by robust core business fundamentals and the anticipation of some substantially accretive capital deployment. The stock also benefited from a significant short position at the beginning of the year by a high-profile investor, which turned into a short squeeze when results were better than expected, exacerbating the positive returns. The Fund also benefited from strong performance out of CVS as the drugstore chain utilized its strong free cash-flow to return a lot of capital to shareholders while also restructuring its integrated retail/pharmacy business.

In industrials, 3M, the diversified industrial company, delivered solid earnings throughout the year and also gave an upbeat outlook for growth in 2014 as many of the headwinds that the company had been facing are finally starting to recede. Generac, the maker of backup generators, again rewarded its shareholders this past year with strong earnings growth and a $5 special dividend as the company continued to benefit from the effects of Hurricane Sandy, which drove demand for standby generators and awareness for the need to have backup power solutions. TAL International continued to be a solid performer. Despite slowing fundamentals, TAL continued to put-up record earnings in 2013. These earnings, combined with a very high dividend yield, drove the stock to all-time highs.

In materials, LyondellBasell, the chemical and polymer maker, was up strongly, having delivered consistent, near-record profitability all year as the company benefited from its de-bottlenecking efforts and the continued low-cost of ethanol feedstock. Rock-Tenn, the containerboard manufacturer, was up as strong box prices and additional cost synergies from an M&A transaction led to strong earnings growth and cash generation. The Fund also benefited from strong performance out of International Paper, a manufacturer of containerboard and paper products, which also profited from strong containerboard prices and additional synergies from its Temple-Inland acquisition.

In consumer discretionary, Best Buy was up significantly for the year as management continued to execute on its turnaround plan that looks to boost cash flow, gross margins, comparable store sales, and significantly cut costs. CBS was up as well, as the company announced that it would be unlocking value by converting CBS’ outdoor advertising division into a Real Estate Investment Trust. GNC Holdings, the retailer of health and wellness products, was up strongly as its new gold loyalty card drove upside to earnings and projected earnings in 2014. The Fund also benefited from significant investment in Tier 1 auto suppliers as Delphi Automotive, BorgWarner, Harman International, TRW Automotive, and Lear Corp. all contributed to the Fund’s performance.

108

In health care, top holding Gilead Science delivered strong core business growth and received FDA approval for its potential blockbuster next-generation hepatitis C drug. Another name, Thermo Fisher, announced the acquisition of Life Technologies, which expands its presence in high-growth markets and provides the opportunity for meaningful synergies and earnings accretion. The Fund also benefited from strong performance out of Actavis as that company completed the acquisition of Warner Chilcott (also a Fund position) which brought significant cost, sales, and tax synergies.

On a relative basis, the Fund performed well, outperforming its benchmark. It did underperform the benchmark within the financial sector, where the fund remains underweight. With seemingly no end to quantitative easing and increased costs from greater regulation now looking permanent, financial-sector profits and growth prospects remain anemic, impacting these companies’ ability to raise dividends and repurchase stock.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

109

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/13)	(12/31/13)	(7/1/13–12/31/13)*
Expense Examples
Actual	$1,000.00	$1,098.30	$9.89
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.78	$9.50

*	Expenses are equal to the annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total value of investments.

110

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/13.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

111

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2013

Shares		Security	Value
		COMMON STOCKS—58.4%
		Consumer Discretionary—9.9%
1,000	*	ARAMARK Holdings Corporation	$ 26,220
1,800		Best Buy Company, Inc.	71,784
1,100		BorgWarner, Inc.	61,501
1,950		CBS Corporation – Class “B”	124,293
500		Dana Holding Corporation	9,810
1,400		Delphi Automotive, PLC	84,182
2,000	*	Express, Inc.	37,340
2,300		Ford Motor Company	35,489
1,800		GNC Holdings, Inc. – Class “A”	105,210
1,000		Harman International Industries, Inc.	81,850
900		Home Depot, Inc.	74,106
1,200	*	Jarden Corporation	73,620
1,400		L Brands, Inc.	86,590
500		Lear Corporation	40,485
350		McDonald’s Corporation	33,960
1,550		Newell Rubbermaid, Inc.	50,235
1,450	*	Orient-Express Hotels, Ltd. – Class “A”	21,910
300		Penske Automotive Group, Inc.	14,148
2,100		Pier 1 Imports, Inc.	48,468
600	*	Steiner Leisure, Ltd.	29,514
650	*	TRW Automotive Holdings Corporation	48,353
350		Tupperware Brands Corporation	33,086
800		Walt Disney Company	61,120
1,050		Wyndham Worldwide Corporation	77,375
			1,330,649
		Consumer Staples—6.0%
2,000		Altria Group, Inc.	76,780
1,600	*	Amira Nature Foods, Ltd.	25,216
1,150		Avon Products, Inc.	19,803
2,050		Coca-Cola Company	84,685
1,300		CVS Caremark Corporation	93,041
900		Herbalife, Ltd.	70,830
1,200		Nu Skin Enterprises, Inc. – Class “A”	165,864
500		PepsiCo, Inc.	41,470
1,300		Philip Morris International, Inc.	113,269
550		Procter & Gamble Company	44,776
800		Wal-Mart Stores, Inc.	62,952
			798,686

112

Shares		Security	Value
		Energy—6.1%
550		Anadarko Petroleum Corporation	$ 43,626
600		Chevron Corporation	74,946
1,100		ConocoPhillips	77,715
1,100		Devon Energy Corporation	68,057
1,050		Ensco, PLC – Class “A”	60,039
1,100		ExxonMobil Corporation	111,320
100		Hess Corporation	8,300
1,500		Marathon Oil Corporation	52,950
550		Marathon Petroleum Corporation	50,451
550		National Oilwell Varco, Inc.	43,741
2,200		Noble Corporation, PLC	82,434
450		Occidental Petroleum Corporation	42,795
450		Phillips 66	34,709
200		Schlumberger, Ltd.	18,022
1,500		Suncor Energy, Inc.	52,575
			821,680
		Financials—5.6%
1,000		American Express Company	90,730
700		Ameriprise Financial, Inc.	80,535
500		Armada Hoffler Properties, Inc. (REIT)	4,640
2,100	*	Brixmor Property Group, Inc. (REIT)	42,693
1,300		Discover Financial Services	72,735
500		Financial Select Sector SPDR Fund (ETF)	10,930
900		FirstMerit Corporation	20,007
625	*	Health Insurance Innovations, Inc. – Class “A”	6,319
450		Invesco, Ltd.	16,380
1,900		JPMorgan Chase & Company	111,112
100		M&T Bank Corporation	11,642
500		MetLife, Inc.	26,960
400		Morgan Stanley	12,544
650		PNC Financial Services Group, Inc.	50,427
500		SPDR S&P Regional Banking (ETF)	20,305
1,700		Sunstone Hotel Investors, Inc. (REIT)	22,780
1,650		U.S. Bancorp	66,660
1,850		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	34,132
1,150		Wells Fargo & Company	52,210
			753,741

113

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2013

Shares		Security	Value
		Health Care—8.3%
1,900		Abbott Laboratories	$ 72,827
1,050		AbbVie, Inc.	55,450
650	*	Actavis, PLC	109,200
550		Baxter International, Inc.	38,253
250		Covidien, PLC	17,025
950	*	Express Scripts Holding Company	66,728
1,900	*	Gilead Sciences, Inc.	142,785
1,300		Johnson & Johnson	119,067
18	*	Mallinckrodt, PLC	941
450		McKesson Corporation	72,630
1,500		Merck & Company, Inc.	75,075
700		Omnicare, Inc.	42,252
3,800		Pfizer, Inc.	116,394
400	*	Salix Pharmaceuticals, Ltd.	35,976
1,250		Thermo Fisher Scientific, Inc.	139,187
400		Zoetis, Inc.	13,076
			1,116,866
		Industrials—7.7%
800		3M Company	112,200
300		ADT Corporation	12,141
1,200		Altra Industrial Motion Corporation	41,064
500	*	Armstrong World Industries, Inc.	28,805
450		Caterpillar, Inc.	40,864
750		Chicago Bridge & Iron Company NV – NY Shares	62,355
800		Dover Corporation	77,232
1,150		Generac Holdings, Inc.	65,136
1,800		General Electric Company	50,454
1,050		Honeywell International, Inc.	95,939
450		ITT Corporation	19,539
50		Lockheed Martin Corporation	7,433
750		Pentair, Ltd.	58,253
150		Raytheon Company	13,605
600		Ryder System, Inc.	44,268
500		Snap-on, Inc.	54,760
1,050	*	TAL International Group, Inc.	60,218
450		Textainer Group Holdings, Ltd.	18,099
1,000		Textron, Inc.	36,760
1,600		Tyco International, Ltd.	65,664
600		United Technologies Corporation	68,280
			1,033,069

114

Shares		Security	Value
		Information Technology—10.4%
175		Apple, Inc.	$ 98,194
1,650	*	ARRIS Group, Inc.	40,202
1,400		Avago Technologies, Ltd.	74,046
1,200	*	Blackhawk Network Holdings, Inc.	30,312
1,200		CDW Corporation	28,032
4,000		Cisco Systems, Inc.	89,800
450	*	eBay, Inc.	24,700
3,700		EMC Corporation	93,055
2,000		Hewlett-Packard Company	55,960
2,700		Intel Corporation	70,092
650		International Business Machines Corporation	121,921
2,000		Intersil Corporation – Class “A”	22,940
2,700		Mentor Graphics Corporation	64,989
4,000		Microsoft Corporation	149,720
1,350	*	NeuStar, Inc. – Class “A”	67,311
1,500		Oracle Corporation	57,390
600	*	PTC, Inc.	21,234
1,350		QUALCOMM, Inc.	100,237
2,150		Symantec Corporation	50,697
2,300	*	Take-Two Interactive Software, Inc.	39,951
1,050		TE Connectivity, Ltd.	57,866
1,000	*	Yahoo!, Inc.	40,440
			1,399,089
		Materials—3.1%
800		Celanese Corporation – Series “A”	44,248
500		Cytec Industries, Inc.	46,580
2,000		Freeport-McMoRan Copper & Gold, Inc.	75,480
1,200		International Paper Company	58,836
1,100		LyondellBasell Industries NV – Class “A”	88,308
200		Praxair, Inc.	26,006
500		Rock-Tenn Company – Class “A”	52,505
700		RPM International, Inc.	29,057
			421,020
		Telecommunication Services—1.2%
2,050		AT&T, Inc.	72,078
1,850		Verizon Communications, Inc.	90,909
			162,987

115

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2013

Shares or
Principal
Amount	Security	Value
	Utilities—.1%
200	Atmos Energy Corporation	$ 9,084
Total Value of Common Stocks (cost $6,920,001)		7,846,871
	EXCHANGE TRADED FUNDS—17.2%
	Intermediate Term Bond Fund—15.6%
26,131	Vanquard Total Bond Market ETF	2,090,219
	Municipal Bond Fund—1.6%
2,100	iShares National AMT – Free Muni Bond ETF	217,854
Total Value of Exchange Traded Funds (cost $2,362,532)		2,308,073
	CORPORATE BONDS—14.0%
	Chemicals—.9%
$100M	CF Industries, Inc., 7.125%, 5/1/2020	117,367
	Energy—2.7%
100M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	120,022
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	115,709
100M	Valero Energy Corp., 9.375%, 3/15/2019	129,017
		364,748
	Financial Services—2.6%
100M	American Express Co., 7%, 3/19/2018	119,596
100M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	125,199
100M	General Electric Capital Corp., 5.625%, 9/15/2017	113,856
		358,651
	Financials—4.3%
100M	Bank of America Corp., 5.65%, 5/1/2018	113,938
100M	Citigroup, Inc., 6.125%, 11/21/2017	115,372
100M	Goldman Sachs Group, Inc., 6.15%, 4/1/2018	114,776
100M	JPMorgan Chase & Co., 6%, 1/15/2018	115,252
100M	Morgan Stanley, 6.625%, 4/1/2018	117,120
		576,458
	Food/Beverage/Tobacco—1.0%
100M	Altria Group, Inc., 9.7%, 11/10/2018	131,573
	Healthcare—.9%
100M	Biogen IDEC, Inc., 6.875%, 3/1/2018	118,003

116

Principal
Amount	Security		Value
	Media-Broadcasting—.8%
$100M	Comcast Corp., 5.15%, 3/1/2020		$ 111,706
	Metals/Mining—.8%
100M	Newmont Mining Corp., 5.125%, 10/1/2019		103,838
Total Value of Corporate Bonds (cost $1,888,139)			1,882,344
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.2%
200M	Fannie Mae, 1.625%, 11/27/2018		198,564
100M	Federal Farm Credit Bank, 2.79%, 11/12/2020		99,003
Total Value of U.S. Government Agency Obligations (cost $298,060)			297,567
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—6.3%
	U.S. Treasury Bills:
300M	(0.0075)%, 1/2/2014		300,000
550M	0.023%, 1/9/2014		549,997
Total Value of Short-Term U.S. Government Obligations (cost $849,997)			849,997
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.0%
400M	Federal Home Loan Bank, 0.049%, 2/7/2014 (cost $399,980)		399,980
Total Value of Investments (cost $12,718,709)		101.1%	13,584,832
Excess of Liabilities Over Other Assets		(1.1)	(142,537)
Net Assets		100.0%	$13,442,295

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
	AMT	Alternative Minimum Tax
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

117

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2013

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$7,846,871	$—	$—	$7,846,871
Exchange Traded Funds	2,308,073	—	—	2,308,073
Corporate Bonds	—	1,882,344	—	1,882,344
U.S. Government Agency
Obligations	—	297,567	—	297,567
Short-Term U.S. Government
Obligations	—	849,997	—	849,997
Short-Term U.S. Government
Agency Obligations	—	399,980	—	399,980
Total Investments in Securities*	$10,154,944	$3,429,888	$—	$13,584,832

* The Portfolio of Investments provides information on the industry categorization for common stocks, exchange traded funds and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

118	See notes to financial statements

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119

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

	CASH	EQUITY	FUND FOR		GROWTH &
	MANAGEMENT	INCOME	INCOME	GOVERNMENT	INCOME	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$12,689,358	$70,933,196	$87,839,516	$29,071,724	$271,609,668	$91,659,782

At value (Note 1A)	$12,689,358	$98,555,151	$90,400,880	$28,994,419	$473,680,050	$127,320,440

Cash	254,325	572,902	4,786,967	1,684,986	1,796,207	755,909
Receivables:
Investment securities sold	1,199,932	—	431,885	590,437	—	—
Interest and dividends	41	163,412	1,266,163	113,968	456,627	169,597
Trust shares sold	229,682	377,690	356,537	87,068	863,985	372,099
Other assets	566	4,162	4,280	1,543	20,098	5,962

Total Assets	14,373,904	99,673,317	97,246,712	31,472,421	476,816,967	128,624,007

Liabilities
Payables:
Investment securities purchased	—	932,568	1,948,487	956,531	1,976,784	—
Trust shares redeemed	3,407,887	32,845	23,216	18	86,500	15,735
Accrued advisory fees	—	62,861	61,694	15,991	297,305	82,068
Accrued expenses	13,857	16,626	24,994	17,201	33,784	44,798

Total Liabilities	3,421,744	1,044,900	2,058,391	989,741	2,394,373	142,601

Net Assets	$10,952,160	$98,628,417	$95,188,321	$30,482,680	$474,422,594	$128,481,406

Net Assets Consist of:
Capital paid in	$10,952,160	$65,251,228	$108,461,687	$30,561,520	$265,182,193	$106,107,075
Undistributed net investment income	—	1,692,587	4,675,623	784,013	5,573,481	1,477,791
Accumulated net realized gain (loss) on investments,
futures contracts and foreign currency transactions	—	4,062,647	(20,510,353)	(785,548)	1,596,538	(14,769,831)
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	—	27,621,955	2,561,364	(77,305)	202,070,382	35,666,371

Total	$10,952,160	$98,628,417	$95,188,321	$30,482,680	$474,422,594	$128,481,406

Shares of beneficial interest outstanding (Note 2)	10,952,160	4,720,663	13,925,151	3,077,868	10,568,925	6,230,697

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$1.00	$20.89	$6.84	$9.90	$44.89	$20.62

120	See notes to financial statements	121

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

	INVESTMENT		SELECT	SPECIAL	TARGET	TOTAL
	GRADE	OPPORTUNITY	GROWTH	SITUATIONS	MATURITY 2015	RETURN
Assets
Investments in securities:
At identified cost	$54,133,975	$11,510,071	$23,492,036	$160,256,569	$18,917,143	$12,718,709

At value (Note 1A)	$56,396,119	$13,210,653	$33,604,137	$200,699,009	$20,715,980	$13,584,832

Cash	1,203,269	650,863	1,172,457	667,820	73,931	281,904
Receivables:
Investment securities sold	—	—	—	—	—	—
Interest and dividends	270,923	6,728	15,752	133,488	—	35,085
Trust shares sold	736,391	648,511	259,779	191,380	2,843	424,356
Other assets	2,655	327	1,397	9,155	1,032	368

Total Assets	58,609,357	14,517,082	35,053,522	201,700,852	20,793,786	14,326,545

Liabilities
Payables:
Investment securities purchased	—	864,152	—	282,528	—	860,626
Trust shares redeemed	1,858	258	11,831	48,233	11,697	240
Accrued advisory fees	30,384	7,567	22,265	128,389	10,978	7,671
Accrued expenses	13,713	17,921	13,221	27,578	15,213	15,713

Total Liabilities	45,955	889,898	47,317	486,728	37,888	884,250

Net Assets	$58,563,402	$13,627,184	$35,006,205	$201,214,124	$20,755,898	$13,442,295

Net Assets Consist of:
Capital paid in	$57,134,358	$11,927,723	$24,727,662	$126,040,442	$17,616,551	$12,573,735
Undistributed net investment income	1,682,913	—	125,763	948,774	961,274	9,540
Accumulated net realized gain (loss) on investments and
futures contracts	(2,516,013)	(1,121)	40,679	33,782,468	379,236	(7,103)
Net unrealized appreciation in value of investments	2,262,144	1,700,582	10,112,101	40,442,440	1,798,837	866,123

Total	$58,563,402	$13,627,184	$35,006,205	$201,214,124	$20,755,898	$13,442,295

Shares of beneficial interest outstanding (Note 2)	5,310,681	967,745	2,758,491	5,162,844	1,415,360	1,157,305

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$11.03	$14.08	$12.69	$38.97	$14.66	$11.62

122	See notes to financial statements	123

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2013

	CASH	EQUITY		FUND FOR		GROWTH &
	MANAGEMENT	INCOME		INCOME	GOVERNMENT	INCOME		INTERNATIONAL
Investment Income
Income:
Interest	$10,167	$975		$5,524,483	$781,801	$218		$394
Dividends	—	2,394,432	(a)	—	—	8,863,443	(b)	2,679,382	(c)

Total income	10,167	2,395,407		5,524,483	781,801	8,863,661		2,679,776

Expenses (Notes 1 and 4):
Advisory fees	80,099	644,438		663,104	233,375	3,066,722		944,557
Professional fees	12,690	24,855		28,851	17,198	99,068		40,723
Custodian fees and expenses	5,112	6,391		18,229	8,885	22,347		116,137
Reports and notices to shareholders	3,849	9,494		12,291	4,821	36,977		14,462
Registration fees	250	383		1,478	1,378	1,378		1,378
Trustees’ fees	523	4,185		4,400	1,582	20,223		6,334
Other expenses	3,125	12,823		50,723	15,043	41,619		36,636

Total expenses	105,648	702,569		779,076	282,282	3,288,334		1,160,227
Less: Expenses waived and/or assumed	(95,481)	—		—	(46,675)	—		—
Expenses paid indirectly	—	(614)		—	—	(2,964)		—

Net expenses	10,167	701,955		779,076	235,607	3,285,370		1,160,227

Net investment income	—	1,693,452		4,745,407	546,194	5,578,291		1,519,549

Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts and Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on:
Investments	—	5,331,448		1,988,045	(270,049)	21,689,011		6,105,297
Futures contracts	—	—		—	(1,851)	—		—
Foreign currency transactions	—	—		—	—	—		(41,014)

Net realized gain (loss) on investments, futures contracts
and foreign currency transactions	—	5,331,448		1,988,045	(271,900)	21,689,011		6,064,283

Net unrealized appreciation (depreciation) on investments	—	15,610,770		(932,205)	(1,050,919)	105,622,192		623,668

Net gain (loss) on investments, futures contracts and
foreign currency transactions	—	20,942,218		1,055,840	(1,322,819)	127,311,203		6,687,951

Net Increase (Decrease) in Net Assets Resulting
from Operations	$—	$22,635,670		$5,801,247	$(776,625)	$132,889,494		$8,207,500

(a) Net of $9,809 foreign taxes withheld
(b) Net of $13,804 foreign taxes withheld
(c) Net of $198,728 foreign taxes withheld

124	See notes to financial statements	125

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2013

	INVESTMENT		SELECT	SPECIAL	TARGET	TOTAL
	GRADE	OPPORTUNITY	GROWTH	SITUATIONS	MATURITY 2015	RETURN
Investment Income
Income:
Interest	$2,384,647	$—	$—	$2,825	$1,128,676	$7,115
Dividends	—	72,955 (d)	372,533	2,404,720	—	108,306 (e)

Total income	2,384,647	72,955	372,533	2,407,545	1,128,676	115,421

Expenses (Notes 1 and 4):
Advisory fees	427,668	36,842	217,930	1,339,551	168,363	41,230
Professional fees	17,871	49,692	16,416	51,535	14,820	49,748
Custodian fees and expenses	9,330	17,045	1,752	15,477	5,025	7,553
Reports and notices to shareholders	7,859	2,043	4,096	19,917	4,399	2,200
Registration fees	1,378	1,300	250	1,450	233	1,300
Trustees’ fees	2,877	180	1,402	8,760	1,157	206
Other expenses	17,687	4,810	4,922	22,405	7,071	3,642

Total expenses	484,670	111,912	246,768	1,459,095	201,068	105,879
Less: Expenses waived	(85,534)	—	—	—	(33,673)	—
Expenses paid indirectly	—	(18)	—	(328)	—	(22)

Net expenses	399,136	111,894	246,768	1,458,767	167,395	105,857

Net investment income (loss)	1,985,511	(38,939)	125,765	948,778	961,281	9,564

Realized and Unrealized Gain (Loss) on Investments
and Futures Contracts (Note 3):

Net realized gain (loss) on:
Investments	758,902	24,772	2,889,317	34,411,827	385,833	(5,959)
Futures contracts	(6,327)	—	—	—	—	—
Net realized gain (loss) on investments and
futures contracts	752,575	24,772	2,889,317	34,411,827	385,833	(5,959)

Net unrealized appreciation (depreciation) on investments	(3,197,695)	1,689,676	5,421,909	12,833,797	(1,392,216)	866,528

Net gain (loss) on investments and futures contracts	(2,445,120)	1,714,448	8,311,226	47,245,624	(1,006,383)	860,569

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(459,609)	$1,675,509	$8,436,991	$48,194,402	$(45,102)	$870,133

(d) Net of $258 foreign taxes withheld
(e) Net of $173 foreign taxes withheld

126	See notes to financial statements	127

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	CASH MANAGEMENT		EQUITY INCOME		FUND FOR INCOME		GOVERNMENT
Year Ended December 31	2013	2012	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$1,693,452	$1,722,353	$4,745,407	$4,854,875	$546,194	$632,294
Net realized gain (loss) on investments and	—	—	5,331,448	2,596,405	1,988,045	1,987,179	(271,900)	128,376
futures contracts
Net unrealized appreciation (depreciation)
of investments	—	—	15,610,770	3,298,775	(932,205)	3,252,443	(1,050,919)	(169,676)

Net increase (decrease) in net assets resulting
from operations	—	—	22,635,670	7,617,533	5,801,247	10,094,497	(776,625)	590,994

Dividends to Shareholders
Net investment income	—	—	(1,722,352)	(1,353,452)	(5,167,402)	(5,098,995)	(821,479)	(863,206)

Trust Share Transactions
Proceeds from shares sold	43,924,902	22,717,335	7,240,009	4,046,518	10,029,473	5,820,019	3,026,404	5,659,459
Reinvestment of dividends	—	—	1,722,352	1,353,452	5,167,402	5,098,995	821,479	863,206
Cost of shares redeemed	(44,497,316)	(23,616,279)	(5,607,732)	(6,328,801)	(5,036,414)	(5,739,644)	(3,912,565)	(2,655,218)

Net increase (decrease) from trust share transactions	(572,414)	(898,944)	3,354,629	(928,831)	10,160,461	5,179,370	(64,682)	3,867,447

Net increase (decrease) in net assets	(572,414)	(898,944)	24,267,947	5,335,250	10,794,306	10,174,872	(1,662,786)	3,595,235

Net Assets
Beginning of year	11,524,574	12,423,518	74,360,470	69,025,220	84,394,015	74,219,143	32,145,466	28,550,231

End of year †	$10,952,160	$11,524,574	$98,628,417	$74,360,470	$95,188,321	$84,394,015	$30,482,680	$32,145,466

†Includes undistributed net investment income of	$—	$—	$1,692,587	$1,722,322	$4,675,623	$4,812,094	$784,013	$821,463

Trust Shares Issued and Redeemed
Sold	43,924,902	22,717,335	378,153	256,064	1,500,127	891,423	301,498	544,276
Issued for dividends reinvested	—	—	100,605	86,372	793,764	809,364	81,094	84,297
Redeemed	(44,497,316)	(23,616,279)	(304,550)	(401,229)	(753,826)	(882,225)	(389,217)	(255,947)

Net increase (decrease) in trust shares outstanding	(572,414)	(898,944)	174,208	(58,793)	1,540,065	818,562	(6,625)	372,626

128	See notes to financial statements	129

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		INTERNATIONAL		INVESTMENT GRADE		OPPORTUNITY
Year Ended December 31	2013	2012	2013	2012	2013	2012	2013	2012	*
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$5,578,291	$6,511,194	$1,519,549	$1,751,293	$1,985,511	$1,941,519	$(38,939)	$(5,181)
Net realized gain on investments, futures contracts and
foreign currency transactions	21,689,011	12,684,018	6,064,283	11,040,801	752,575	1,033,660	24,772	—
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	105,622,192	35,740,929	623,668	8,785,147	(3,197,695)	2,457,373	1,689,676	10,906

Net increase (decrease) in net assets resulting
from operations	132,889,494	54,936,141	8,207,500	21,577,241	(459,609)	5,432,552	1,675,509	5,725

Dividends to Shareholders
Net investment income	(6,511,151)	(4,893,388)	(1,658,517)	(1,731,413)	(2,247,136)	(2,108,865)	—	—

Trust Share Transactions
Proceeds from shares sold	10,668,396	6,558,564	5,452,191	2,944,238	6,934,948	8,746,998	11,208,177	1,023,221
Reinvestment of dividends	6,511,151	4,893,388	1,658,517	1,731,413	2,247,136	2,108,865	—	—
Cost of shares redeemed	(26,371,797)	(25,063,569)	(6,963,696)	(8,402,525)	(5,376,721)	(3,666,506)	(285,448)	—

Net increase (decrease) from trust share transactions	(9,192,250)	(13,611,617)	147,012	(3,726,874)	3,805,363	7,189,357	10,922,729	1,023,221

Net increase in net assets	117,186,093	36,431,136	6,695,995	16,118,954	1,098,618	10,513,044	12,598,238	1,028,946

Net Assets
Beginning of year	357,236,501	320,805,365	121,785,411	105,666,457	57,464,784	46,951,740	1,028,946	—

End of year †	$474,422,594	$357,236,501	$128,481,406	$121,785,411	$58,563,402	$57,464,784	$13,627,184	$1,028,946

†Includes undistributed net investment income of	$5,573,481	$6,511,086	$1,477,791	$1,658,461	$1,682,913	$1,742,316	$—	$—

Trust Shares Issued and Redeemed
Sold	264,218	208,180	269,539	162,937	626,140	779,078	887,333	102,305
Issued for dividends reinvested	185,980	156,288	82,719	97,107	201,537	195,446	—	—
Redeemed	(682,069)	(796,099)	(343,605)	(464,973)	(483,891)	(329,679)	(21,893)	—

Net increase (decrease) in trust shares outstanding	(231,871)	(431,631)	8,653	(204,929)	343,786	644,845	865,440	102,305

*For the period December 17, 2012 (commencement of operations) to December 31, 2012.

130	See notes to financial statements	131

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TARGET MATURITY 2015		TOTAL RETURN
Year Ended December 31	2013	2012	2013	2012	2013	2012	2013	2012 *
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$125,765	$134,093	$948,778	$1,691,876	$961,281	$1,016,103	$9,564	$(5,740)
Net realized gain (loss) on investments	2,889,317	416,200	34,411,827	7,699,139	385,833	332,440	(5,959)	(507)
Net unrealized appreciation (depreciation)
of investments	5,421,909	1,945,866	12,833,797	5,480,027	(1,392,216)	(1,133,929)	866,528	(405)

Net increase (decrease) in net assets resulting
from operations	8,436,991	2,496,159	48,194,402	14,871,042	(45,102)	214,614	870,133	(6,652)

Distributions to Shareholders
Net investment income	(134,084)	(12,001)	(1,691,850)	(932,467)	(1,016,095)	(1,049,176)	—	—
Net realized gains	—	—	(7,848,959)	(15,843,166)	(325,271)	(261,791)	—	—

Total distributions	(134,084)	(12,001)	(9,540,809)	(16,775,633)	(1,341,366)	(1,310,967)	—	—

Trust Share Transactions
Proceeds from shares sold	4,491,084	4,809,095	4,585,685	4,401,985	487,495	934,426	12,224,476	1,074,020
Reinvestment of distributions	134,084	12,001	9,540,809	16,775,633	1,341,366	1,310,967	—	—
Cost of shares redeemed	(2,297,644)	(985,335)	(11,211,160)	(9,904,431)	(3,984,977)	(3,342,303)	(719,682)	—

Net increase (decrease) from trust share transactions	2,327,524	3,835,761	2,915,334	11,273,187	(2,156,116)	(1,096,910)	11,504,794	1,074,020

Net increase (decrease) in net assets	10,630,431	6,319,919	41,568,927	9,368,596	(3,542,584)	(2,193,263)	12,374,927	1,067,368

Net Assets
Beginning of year	24,375,774	18,055,855	159,645,197	150,276,601	24,298,482	26,491,745	1,067,368	—

End of year †	$35,006,205	$24,375,774	$201,214,124	$159,645,197	$20,755,898	$24,298,482	$13,442,295	$1,067,368

†Includes undistributed net investment income of	$125,763	$134,082	$948,774	$1,691,846	$961,274	$1,016,088	$9,540	$—

Trust Shares Issued and Redeemed
Sold	406,909	513,581	129,208	140,935	33,181	58,817	1,113,967	107,514
Issued for distributions reinvested	13,422	1,282	303,172	527,370	91,312	84,688	—	—
Redeemed	(205,666)	(105,429)	(326,530)	(315,816)	(268,363)	(212,093)	(64,176)	—

Net increase (decrease) in trust shares outstanding	214,665	409,434	105,850	352,489	(143,870)	(68,588)	1,049,791	107,514

*For the period December 17, 2012 (commencement of operations) to December 31, 2012.

132	See notes to financial statements	133

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Cash Management Fund, Equity Income Fund (formerly Value Fund), Fund For Income (formerly High Yield Fund), Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund (formerly Discovery Fund), Target Maturity 2015 Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of December 31, 2013 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Opportunity Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded

134

in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If First Investors Management Company, Inc.’s (“FIMCO”) Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. As of December 31, 2013, the Fund For Income held two securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $0 representing 0% of the Fund’s net assets and the International Fund held one security that was fair valued by FIMCO’s Valuation Committee with a value of $18,264 representing 0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal

135

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed U.S. Government and U.S. Government Agency securities and Loan Participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by FIMCO’s Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess

136

of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2013, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire						Not Subject to Expiration
Fund	Total	2014	2015	2016	2017	2018	Long Term	Short Term
Fund For Income	$20,508,604	$877,981	$433,726	$3,694,844	$15,502,053	$—	$—	$—
Government	785,548	177,059	37,942	—	—	—	3,297	567,250
International	14,228,705	—	—	4,806,723	8,389,229	1,032,753	—	—
Investment Grade	2,508,998	—	—	1,363,897	1,145,101	—	—	—
Total Return	2,753	—	—	—	—	—	—	2,753

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 –2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

The Fund may enter into spot currency transactions in connection with the settlement of transactions in securities traded in foreign currency to manage exposure to foreign

137

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds and the Funds segregate assets for these transactions on the first business day following the date the securities are purchased. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or

138

amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management, Fund For Income, Government, Investment Grade and Target Maturity 2015 Funds, may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2013, the Funds did not receive any credits. Brown Brothers Harriman & Co. serves as custodian for the Equity Income, Growth & Income, International, Opportunity, Select Growth, Special Situations and Total Return Funds. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2013, the Equity Income, Growth & Income, Opportunity, Special Situations and Total Return Funds’ expenses were reduced by a total of $3,946 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions—For the year ended December 31, 2013, purchases and sales (including paydowns on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Equity Income	$28,348,204	$25,541,275	$—	$—
Fund For Income	56,806,171	47,619,068	—	—
Government	29,430,040	31,633,797	6,812,980	5,343,637
Growth & Income	94,739,499	105,782,485	—	—
International	43,229,659	46,122,780	—	—
Investment Grade	25,433,805	21,727,522	—	—
Opportunity	11,489,455	1,501,771	—	—
Select Growth	19,948,164	18,044,583	—	—
Special Situations	186,619,559	190,035,958	—	—
Target Maturity 2015	—	3,606,735	—	—
Total Return	11,223,608	716,413	—	—

139

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

At December 31, 2013, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation	)
Equity Income	$70,999,665	$27,897,539	$342,053	$27,555,486
Fund For Income	88,334,847	3,249,279	1,183,246	2,066,033
Government	29,071,724	441,611	518,916	(77,305)
Growth & Income	273,106,636	202,891,073	2,317,659	200,573,414
International	92,200,908	38,634,998	3,515,466	35,119,532
Investment Grade	54,901,137	2,197,670	702,688	1,494,982
Opportunity	11,518,979	1,721,348	29,674	1,691,674
Select Growth	23,492,372	10,111,765	—	10,111,765
Special Situations	160,451,066	41,926,012	1,678,069	40,247,943
Target Maturity 2015	18,921,812	1,794,168	—	1,794,168
Total Return	12,730,553	955,578	101,299	854,279

4. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO and its transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2013, total trustee fees accrued by the Funds amounted to $51,829.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2013, FIMCO has voluntarily waived $46,675 in advisory fees on Government Fund, $85,534 in advisory fees on Investment Grade Fund and $33,673 in advisory fees on Target Maturity 2015 Fund. During the year ended December 31, 2013, FIMCO has voluntarily waived $41,575 in advisory fees to limit the Cash Management Fund’s overall expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $38,524 in advisory fees and assumed $15,382 of other Fund expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2013, total advisory fees accrued to FIMCO were $7,863,879 of which $245,981 was voluntarily waived by FIMCO as noted above.

140

Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Paradigm Capital Management, Inc. served as investment subadviser to Special Situations Fund for the period January 1, 2013 through September 20, 2013. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2013, the Fund For Income held one hundred twenty-two 144A securities with an aggregate value of $34,109,301 representing 35.8% of the Fund’s net assets, the Government Fund held one 144A security with a value of $354,590 representing 1.2% of the Fund’s net assets, the Investment Grade Fund held twenty-three 144A securities with an aggregate value of $8,422,187 representing 14.4% of the Fund’s net assets and the Total Return Fund held one 144A security with a value of $120,022 representing 0.9% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2013, the Cash Management Fund held four Section 4(2) securities with an aggregate value of $1,999,723 representing 18.3% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Derivatives—The Funds (other than Cash Management Fund) may invest in derivatives such as futures contracts and options on futures contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated

141

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%–5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

142

During the year ended December 31, 2013, the Government and Investment Grade Funds participated in interest rate futures contracts. At December 31, 2013, the Funds had no open investments in futures contracts or options.

For the year ended December 31, 2013, the effect of derivative instruments in the Statements of Operations is as follows:

Net Realized Gains (Losses )
Fund	on Futures Contracts
Government	$(1,851)
Investment Grade	(6,327)

7. High Yield Credit Risk—The investments of Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2013 and 2012 were as follows:

	Distributions			Distributions
	Declared in 2013			Declared in 2012
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Equity Income	$1,722,352	$—	$1,722,352	$1,353,452	$—	$1,353,452
Fund For Income	5,167,402	—	5,167,402	5,098,995	—	5,098,995
Government	821,479	—	821,479	863,206	—	863,206
Growth & Income	6,511,151	—	6,511,151	4,893,388	—	4,893,388
International	1,658,517	—	1,658,517	1,731,413	—	1,731,413
Investment Grade	2,247,136	—	2,247,136	2,108,865	—	2,108,865
Select Growth	134,084	—	134,084	12,001	—	12,001
Special Situations	3,382,573	6,158,236	9,540,809	4,679,567	12,096,066	16,775,633
Target Maturity 2015	1,016,095	325,271	1,341,366	1,049,169	261,798	1,310,967

143

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

As of December 31, 2013, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Accumulated	Capital	Unrealized		Distributable
	Ordinary	Capital	Loss	Appreciation		Earnings
Fund	Income	Gains	Carryover	(Depreciation	)	(Deficit )*

Equity Income	$1,692,587	$4,129,116	$—	$27,555,486		$33,377,189
Fund for Income	5,169,205	—	(20,508,604)	2,066,033		(13,273,366)
Government	784,013	—	(785,548)	(77,305)		(78,840)
Growth & Income	5,573,481	3,093,506	—	200,573,414		209,240,401
International	1,477,791	—	(14,228,705)	35,125,245		22,374,331
Investment Grade	2,443,060	—	(2,508,998)	1,494,982		1,429,044
Opportunity	—	7,787	—	1,691,674		1,699,461
Select Growth	125,763	41,015	—	10,111,765		10,278,543
Special Situations	6,191,672	28,734,067	—	40,247,943		75,173,682
Target Maturity 2015	961,279	383,900	—	1,794,168		3,139,347
Total Return	17,034	—	(2,753)	854,279		868,560

*Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premium and discounts.

For the year ended December 31, 2013, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Net Investment	Net Realized
Fund	Paid In	Income (Deficit )	Gains (Losses )
Equity Income	$—	$(835)	$835
Fund for Income	—	285,525	(285,525)
Government	(193,688)	237,835	(44,147)
Growth & Income	—	(4,745)	4,745
International	—	(41,702)	41,702
Investment Grade	—	195,895	(195,895)
Opportunity	(13,046)	38,939	(25,893)
Target Maturity 2015	—	5	(5)
Total Return	—	(24)	24

144

9. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. Also on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune LBO by certain former employees of Tribune (the “Employee Plaintiffs”) in the Supreme Court of the State of New York. (Both of these suits have been removed to the United States District Court for the Southern District of New York and consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Employee Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. The Bondholder and Employee Plaintiffs also seek to recover payments of the proceeds of the LBO. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the

145

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2013

Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.38% of its net assets as of December 31, 2013. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of December 31, 2013. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Subsequent Events—Subsequent events occurring after December 31, 2013 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

146

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147

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31, unless otherwise indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions )	Credits	(a)	Income	Expenses (a)	Income (Loss )	Rate

CASH MANAGEMENT FUND
2009	$ 1.00	$.002	—	$ .002	$.002	—	$.002	$ 1.00	.17%	$ 11.56		%(b)	.18%	.98%	(.24)%	N/A
2010	1.00	—	—	—	—	—	—	1.00	.00	12.23		(b)	.00	1.04	(.81)	N/A
2011	1.00	—	—	—	—	—	—	1.00	.00	12.13		(b)	.00	.99	(.86)	N/A
2012	1.00	—	—	—	—	—	—	1.00	.00	12.12		(b)	.00	.99	(.87)	N/A
2013	1.00	—	—	—	—	—	—	1.00	.00	11.10		(b)	.00	.99	(.89)	N/A

EQUITY INCOME FUND(c)
2009	$11.57	$ .29	$ 1.96	$ 2.25	$ .36	—	$ .36	$13.46	21.03%	$ 66.88%			2.45%	N/A	N/A	11%
2010	13.46	.31	1.58	1.89	.29	—	.29	15.06	14.32	71.86			2.25	N/A	N/A	21
2011	15.06	.30	(.06)	.24	.31	—	.31	14.99	1.53	69.87			1.94	N/A	N/A	32
2012	14.99	.38	1.29	1.67	.30	—	.30	16.36	11.20	74.87			2.37	N/A	N/A	39
2013	16.36	.36	4.55	4.91	.38	—	.38	20.89	30.53	99.82			1.97	N/A	N/A	31

FUND FOR INCOME(d)
2009	$ 5.19	$ .51	$ 1.12	$ 1.63	$ .58	—	$ .58	$ 6.24	35.15%	$ 66.90%			8.66%	N/A	N/A	102%
2010	6.24	.48	.31	.79	.49	—	.49	6.54	13.71	71.87			7.43	N/A	N/A	71
2011	6.54	.43	(.07)	.36	.48	—	.48	6.42	5.66	74.88			6.68	N/A	N/A	63
2012	6.42	.41	.42	.83	.44	—	.44	6.81	13.51	84.88			6.11	N/A	N/A	61
2013	6.81	.36	.09	.45	.42	—	.42	6.84	6.88	95.88			5.37	N/A	N/A	56

GOVERNMENT FUND
2009	$10.30	$ .42	$ —	$ .42	$ .43	—	$ .43	$10.29	4.28%	$ 26.80%			3.87%	.95%	3.72%	51%
2010	10.29	.32	.16	.48	.42	—	.42	10.35	4.82	28.78			3.11	.93	2.96	54
2011	10.35	.28	.26	.54	.36	—	.36	10.53	5.41	29.81			2.70	.96	2.55	33
2012	10.53	.20	—	.20	.31	—	.31	10.42	1.95	32.75			2.10	.90	1.95	46
2013	10.42	.18	(.43)	(.25)	.27	—	.27	9.90	(2.47)	30.76			1.76	.91	1.61	118

GROWTH & INCOME FUND
2009	$19.76	$ .27	$ 5.06	$ 5.33	$ .40	—	$ .40	$24.69	28.05%	$187.84%			1.27%	N/A	N/A	25%
2010	24.69	.50	3.45	3.95	.27	—	.27	28.37	16.19	207.82			1.91	N/A	N/A	27
2011	28.37	.44	.25	.69	.50	—	.50	28.56	2.37	321.81			1.51	N/A	N/A	26
2012	28.56	.61	4.35	4.96	.44	—	.44	33.08	17.45	357.80			1.87	N/A	N/A	21
2013	33.08	.53	11.89	12.42	.61	—	.61	44.89	38.06	474.79			1.34	N/A	N/A	23

148	149

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions											Ratio to Average Net
		Investment Operations			from							Ratio to Average Net				Assets Before Expenses
												Assets**				Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net				Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year		Before Fee		Investment				Investment	Turnover
	of Year	(Loss )	Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions	)	Credits	(a)	Income (Loss	)	Expenses	(a)	Income	Rate

INTERNATIONAL FUND
2009	$12.63	$ .65	$2.03	$2.68	$.59	—	$ .59	$14.72	23.24%	$101		1.01%		2.30%		N/A		N/A	53%
2010	14.72	.34	1.64	1.98	—	—	—	16.70	13.45	109.99				2.15		N/A		N/A	35
2011	16.70	.39	(.29)	.10	.36	—	.36	16.44	.64	106.96				2.26		N/A		N/A	32
2012	16.44	.28	3.12	3.40	.27	—	.27	19.57	20.85	122.94				1.53		N/A		N/A	41
2013	19.57	.24	1.08	1.32	.27	—	.27	20.62	6.77	128.92				1.21		N/A		N/A	35

INVESTMENT GRADE FUND
2009	$ 9.16	$ .69	$1.10	$1.79	$.60	—	$ .60	$10.35	20.94%	$ 39.76%				5.38%		.91%		5.23%	79%
2010	10.35	.51	.41	.92	.53	—	.53	10.74	9.26	43.73				4.62		.88		4.47	55
2011	10.74	.47	.17	.64	.52	—	.52	10.86	6.23	47.71				4.17		.86		4.02	29
2012	10.86	.43	.76	1.19	.48	—	.48	11.57	11.23	57.70				3.73		.85		3.58	28
2013	11.57	.42	(.51)	(.09)	.45	—	.45	11.03	(.80)	59.70				3.49		.85		3.34	39

OPPORTUNITY FUND
2012▪	$10.00	$(.05)	$ .11	$ .06	—	—	—	$10.06	.60%†	$ 1		16.84	%††	(13.27	)%††	N/A		N/A	0%†
2013	10.06	(.04)	4.06	4.02	—	—	—	14.08	39.96	14		2.28		(.79)		N/A		N/A	32

SELECT GROWTH FUND
2009	$ 6.06	$ .01	$ .59	$ .60	$ —	—	$ —	$ 6.66	9.90%	$ 10		1.00%		.22%		N/A		N/A	102%
2010	6.66	.01	1.39	1.40	.01	—	.01	8.05	21.10	14.98				.20		N/A		N/A	87
2011	8.05	.01	.41	.42	.01	—	.01	8.46	5.25	18.90				.07		N/A		N/A	61
2012	8.46	.05	1.08	1.13	.01	—	.01	9.58	13.30	24.87				.61		N/A		N/A	52
2013	9.58	.04	3.12	3.16	.05	—	.05	12.69	33.15	35.85				.43		N/A		N/A	64

SPECIAL SITUATIONS FUND(e)
2009	$19.44	$ .22	$5.63	$5.85	$.27	$ —	$ .27	$25.02	30.77%	$127.84%				1.03%		N/A		N/A	66%
2010	25.02	.16	6.43	6.59	.22	—	.22	31.39	26.57	152.83				.59		N/A		N/A	64
2011	31.39	.20	.51	.71	.16	—	.16	31.94	2.24	150.81				.61		N/A		N/A	59
2012	31.94	.34	2.88	3.22	.20	3.39	3.59	31.57	10.01	160.81				1.07		N/A		N/A	61
2013	31.57	.19	9.11	9.30	.34	1.56	1.90	38.97	30.88	201.82				.53		N/A		N/A	108

150	151

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions												Ratio to Average Net
		Investment Operations				from								Ratio to Average Net				Assets Before Expenses
														Assets**				Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets		Expenses		Net				Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Year		Before Fee		Investment				Investment	Turnover
	of Year	(Loss	)	Investments	Operations	Income	Gains	Distributions	of Year	Return	*	(in millions	)	Credits	(a)	Income (Loss	)	Expenses	(a)	Income	Rate

TARGET MATURITY 2015 FUND
2009	$16.48	$ .62		$(1.00)	$ (.38)	$.63	$.02	$.65	$15.45	(2.22)%		$27.71%				3.91%		.86%		3.76%	0%
2010	15.45	.63		.66	1.29	.64	.08	.72	16.02	8.58		28.71				3.87		.86		3.72	4
2011	16.02	.65		.44	1.09	.62	.22	.84	16.27	7.14		26.72				3.87		.87		3.72	0
2012	16.27	.66		(.53)	.13	.66	.16	.82	15.58	.84		24.73				4.00		.88		3.85	0
2013	15.58	.70		(.72)	(.02)	.68	.22	.90	14.66	(.20)		21.75				4.28		.90		4.13	0

TOTAL RETURN FUND
2012▪	$10.00	$(.05)		$ (.02)	$ (.07)	—	—	—	$ 9.93	(.70	)%†	$ 1		16.99	%††	(14.84	)%††	N/A		N/A	64	%†
2013	9.93	—		1.69	1.69	—	—	—	11.62	17.02		13		1.93		.16		N/A		N/A	14

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
▪	For the period December 17, 2012 (commencement of operations) to December 31, 2012.
†	Not annualized
††	Annualized
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
(b)	FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .70% for the period January 1, 2009 to January 31, 2009 and .60% for the period February 1, 2009 to December 31,
2013. Also, during the period January 1, 2009 to December 31, 2013, FIMCO waived additional advisory fees and assumed other expenses to prevent a negative yield on the Fund’s shares (Note 4).
(c)	Prior to September 4, 2012, known as Value Fund.
(d)	Prior to December 17, 2012, known as High Yield Fund.
(e)	Prior to December 17, 2012, known as Discovery Fund.

152	See notes to financial statements	153

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the twelve Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2013, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 27, 2014

154

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	41	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America
(2012-September 2013); Executive Vice President and President (2008-2011) and Chief Financial Officer
(2000-2008) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	41	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	41	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941)	Trustee	Since 1/1/06	41	None
c/o First Investors	and Chairman
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

155

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

			Number of	Other
	Position		Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Length of	Fund Complex	Directorships
and Address	Funds	Time Served	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	41	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

			Number of	Other
	Position		Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Length of	Fund Complex	Directorships
and Address	Funds	Time Served	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

Derek Burke (1963)	President	Since 2012	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Director (since 2012) and President (since 2011) of First Investors Management Company, Inc., and Administrative
Data Management Corp.; Board of Managers and Chief Executive Officer of First Investors Advisory Services,
LLC (since 2012); Consultant, Burke Consulting (2010-2011); UBS - Managing Director, Co-Head of Investment
Solutions (2009-2010) and Managing Director, Head of Institutional, Retirement and Fund Services (2004-2009).

156

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of First Investors Management Company, Inc. and various affiliated companies (since
December 2012); Assistant Counsel of First Investors Management Company, Inc., (2010-2012). Special
Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009).

157

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
First Investors Management	(Cash Management, Fund For Income,
Company, Inc.	Government, Investment Grade and Target
40 Wall Street	Maturity 2015 Funds)
New York, NY 10005	The Bank of New York Mellon
One Wall Street
New York, NY 10286

Subadviser	Custodian
(Fund For Income)	(Equity Income, Growth & Income,
Muzinich & Co., Inc.	International, Opportunity, Select Growth,
450 Park Avenue	Special Situations and Total Return Funds)
New York, NY 10022	Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Subadviser	Transfer Agent
(International Fund)	Administrative Data Management Corp.
Vontobel Asset Management, Inc.	Raritan Plaza I – 8th Floor
1540 Broadway	Edison, NJ 08837-3920
New York, NY 10036

Subadviser	Independent Registered
(Select Growth Fund)	Public Accounting Firm
Smith Asset Management Group, L.P.	Tait, Weller & Baker LLP
100 Crescent Court	1818 Market Street – 24th Floor
Dallas, TX 75201	Philadelphia, PA 19103

Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

158

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

159

NOTES

160

NOTES

161

First Investors

40 Wall Street
New York, NY 10005

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LIFEAR

Item 2.	Code of Ethics

As of December 31, 2013, the Registrant has adopted a code of ethics that applies to the
Registrant's principal executive officer and principal financial officer. On October 30, 2013 revisions were made to the code of ethics to reflect our new 40 Wall Street address on the certification forms.

For the year ended December 31, 2013, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R.
Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2013	2012
	----	----
(a) Audit Fees	$127,400	$115,600

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$41,400	$37,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees
paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the
Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2013 and 2012 were $121,200 and $49,500, respectively.

(h) Not Applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

Item 7.	Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.	Controls and Procedures

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics - Filed herewith

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the
Registrant and in the capacities and on the dates indicated.

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	March 6, 2014